                                                      Registration No. 333-60035
                                                      Rule 497(b)


                              EQUITY FOCUS TRUSTS
                       EUROPEAN MONETARY UNION PORTFOLIO

                            A UNIT INVESTMENT TRUST

                         The Equity Focus Trusts--European Monetary Union
                         Portfolio is a unit investment trust that offers
SalomonSmithBarney       investors the opportunity to purchase Units
------------------       representing proportionate interests in a
A Member of              portfolio of international equity securities
TravelersGroup[LOGO]     selected by Salomon Smith Barney Equity Research
                         which are expected to benefit from the
                         establishment of the European Monetary Union. The value of the Units of the Trust will fluctuate with the value of the underlying securities and with the value of the U.S. dollar relative to the various foreign currencies represented in the portfolio. The minimum purchase is $250.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated September 16, 1998
Read and retain this Prospectus for future reference

EQUITY FOCUS TRUSTS--EUROPEAN MONETARY UNION PORTFOLIO
INVESTMENT SUMMARY AS OF SEPTEMBER 15, 1998+

SPONSOR
 Salomon Smith Barney Inc.
INITIAL NUMBER OF UNITS++.........................................    2,000,000
FRACTIONAL UNDIVIDED INTEREST IN TRUST REPRESENTED BY EACH UNIT...  1/2,000,000
PUBLIC OFFERING PRICE (per 1,000 Units)
 Aggregate value of Securities in Trust...........................  $ 1,977,638
                                                                    ===========
 Divided by 2,000,000 Units (times 1,000).........................  $    988.82
 Plus first year sales charge of 2.75% (2.778% of the net amount
  invested in Securities)**+++....................................  $     27.47
 Less first year Deferred Sales Charge per 1,000 Units............       (17.50)
                                                                    -----------
 Public Offering Price per 1,000 Units............................  $    998.79
 Plus the amount per 1,000 Units of Securities for organization
  costs*..........................................................  $      2.24
 Plus the amount per 1,000 Units in the Income and Capital
  Accounts (see Description of the Trust--Income).................  $         0
                                                                    -----------
 Total (per 1,000 Units)..........................................  $  1,001.03
                                                                    ===========
SPONSOR'S REPURCHASE PRICE AND REDEMPTION PRICE*** PER 1,000 UNITS
 (based on value of underlying securities)........................  $    991.06
DISTRIBUTIONS
 Distributions of income, if any, will be made on the next to last business day of each year commencing December 30, 1998, to Holders of record on the immediately prior business day of each year, commencing December 29, 1998, and will be automatically reinvested in additional Units of the Trust unless the Holder elects to receive his distribution in cash. A Final Distribution will be made upon termination of the Trust.
SPONSOR'S PROFIT ON DEPOSIT ......................................  $     89.57

TRUSTEE'S ANNUAL FEE
 $.86 per 1,000 Units
 (see Expenses and Charges)
SPONSOR'S ANNUAL FEE
 Maximum of $.25 per 1,000 Units
 (see Expenses and Charges)
RECORD DAY
 The business day immediately prior to a Distribution
 Day.
DISTRIBUTION DAY
 On the next to last business day of each year, commencing December 30, 1998 and upon termination and liquidation of the Trust.
EVALUATION TIME
 4:00 P.M. New York time (or earlier close of the New York Stock Exchange). TRUSTEE AND DISTRIBUTION AGENT
 The Chase Manhattan Bank
MINIMUM VALUE OF TRUST
 The trust indenture between the Sponsor and the Trustee (the "Indenture") may be terminated if the net asset value of the Trust is less than $5,000,000, unless the net asset value of Trust deposits has exceeded $50,000,000. In that case, the Indenture may be terminated if the net asset value of the Trust is less than $20,000,000. See Risk Factors, page 5.
SPECIAL REDEMPTION DATE
 October 25, 1999 (the "Special Redemption Date")
MANDATORY TERMINATION OF TRUST
 September 29, 2000 (the "Mandatory Termination Date"), or at any earlier time by the Sponsor with the consent of Holders of 51% of the Units then outstanding.
DEFERRED SALES CHARGE PAYMENT DATES
 The first day of each month commencing March 1, 1999 through September 1, 1999 and November 1, 1999 through May 1, 2000.

EQUITY FOCUS TRUSTS--EUROPEAN MONETARY UNION PORTFOLIO
INVESTMENT SUMMARY AS OF SEPTEMBER 15, 1998+
------------
+ The Initial Date of Deposit. The Trust Indenture was signed and the initial deposit was made on September 15, 1998. Valuation of the shares of common stocks (the "Securities") selected by the Sponsor for the Trust portfolio is based on the market value per share in U.S. dollars as of September 15, 1998, as more fully explained in footnote 4 to Portfolio on page 13. After the Initial Date of Deposit, Securities quoted on a foreign securities exchange, or a national securities exchange or the Nasdaq National Market, are valued at the closing sale price or, if no price exists, at the mean between the closing bid and offer prices. Securities not so quoted are valued at the mean between bid and offer prices.
++ The Sponsor may create additional Units during the offering period of the Trust.
+++ The sales charge will be reduced on a graduated scale in the case of quantity purchases. See Public Sale of Units--Public Offering Price.
* This amount per 1,000 Units will be invested in Securities during, and liquidated at the completion of, the initial offering period, to reimburse the Sponsor for the payment of all or a portion of the estimated costs incurred in organizing the Trust ("organization costs")--including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the SEC and the states and the initial audit of the Trust portfolio. These Securities will be purchased maintaining the same proportionate relationship among all Securities contained in the Trust. The reimbursement to the Sponsor for the organization costs will be paid from the assets of the Trust as of the close of the initial offering period. The initial offering period will be at least 30 days, but will in no event be longer than six months. As of the date of this prospectus it is expected that the initial offering period will be 90 days. To the extent the actual organization costs are less than the estimated amount, only the actual organization costs will be reimbursed to the Sponsor. To the extent that actual organization costs are greater than the estimated amount, only the estimated organization costs included in the Public Offering Price will be reimbursed to the Sponsor and deducted from the assets of the Trust. See Risk Factors for a discussion of the impact of a decrease in value of the Securities purchased with the Public Offering Price proceeds intended to be used to reimburse the Sponsor.
** The sales charge consists of an Initial Sales Charge and an annual Deferred Sales Charge. The Initial Sales Charge is computed by deducting the total Deferred Sales Charge imposed prior to the Special Redemption Date ($17.50 per 1,000 Units) from the aggregate first year sales charge (a maximum of 2.75% of the Public Offering Price). On September 15, 1998, the Initial Date of Deposit, the Initial Sales Charge is $9.97 per 1,000 Units (or 1.00% of the Public Offering Price). The Deferred Sales Charge during each of the two years of the Trust is paid through reduction of Trust assets by $2.50 per 1,000 Units on seven Deferred Sales Charge Payment Dates. As a result, the maximum total sales charge assessed to Holders who elect to hold Units through the Mandatory Termination Date of the Trust will be 4.50% of the Public Offering Price. The second year Deferred Sales Charge will not be imposed on Holders who sell, redeem or exchange their Units prior to the Special Redemption Date. Upon a repurchase, redemption or exchange of Units before October 25, 1999, any remaining first year Deferred Sales Charge payments will be deducted from the proceeds. Similarly, upon a repurchase, redemption or exchange of Units after the Special Redemption Date but before September 29, 2000, any remaining second year Deferred Sales Charge payments will be deducted from the proceeds.
*** As of the close of the initial offering period, the Sponsor's Repurchase Price and Redemption Price per 1,000 Units for the Trust will be reduced to reflect the payment of the per 1,000 Unit organization costs to the Sponsor. Therefore, the amount of the Redemption or Repurchase Price per 1,000 Units received by a Holder will include the portion representing organization costs only when such Units are tendered for redemption prior to the close of the initial offering period. This price reflects deductions for the first year Deferred Sales Charge payments ($17.50 per 1,000 Units initially). All redemptions of 250,000 Units or more may, upon request by a redeeming Holder, be made in kind to the Distribution Agent, who will either forward the distributed securities to the Holder or sell the securities on behalf of the redeeming Holder and distribute the proceeds (net of any brokerage commission or other expenses incurred in the sale) to the Holder. See Redemption.

EUROPEAN MONETARY UNION PORTFOLIO
INVESTOR'S GUIDE

  On January 1, 1999 the world's second-largest market for stocks will be formed when 11 countries in Continental Europe join together in economic and monetary union. Prices for stocks, bonds and other financial instruments will be quoted in the euro, a single currency. The European Central Bank will be the sole monetary authority, and short-term interest rates will become identical across the region. These are the first steps of European Monetary Union ("EMU"), which will encourage further the free movement of capital-- irrespective of national borders--and mark the beginning of a new era for investing in the "euro zone."

  WHY INVEST IN THE EURO ZONE? In simplest terms, we could say that EMU will change the supply/demand dynamics of investing in European companies.

________________________________________________________________________________

 SUPPLY: STOCK MARKETS ARE LIKELY TO EXPAND

________________________________________________________________________________

  Consider this comparison:

  . When combined, the 11 nations of EMU are home to more than 295 million people, compared to 267 million in the U.S.

  . They have a Gross Domestic Product of $6.3 trillion--just under that of the U.S.

  . But their aggregate stock market capitalization lags that of the U.S. by two-thirds.

  HOW COULD THIS CHANGE? Until now, equity ownership in Europe has been characterized by a larger degree of state ownership and cross-ownership by corporations when compared with the U.S. As for individual investors, our research shows that Europeans tend to allocate far less of their investment portfolios to equities than U.S. investors.

  As the euro-zone bloc evolves, our analysts believe the amount of stock made available to the public, and the public appetite for that stock, could increase from current levels. Should this occur, the "capitalization gap" between European and U.S. stock markets could narrow while spurring rapid growth in euro-zone capital markets.

________________________________________________________________________________

 DEMAND: DRIVEN BY EUROPE'S "FOUR PILLARS"

________________________________________________________________________________

  Our analysts believe that the expanding supply of euro-zone equities for public ownership will be exceeded by a rapidly growing demand for stock ownership. The mounting appetite for stocks could be driven by a number of factors, including what our analysts call "The Four Pillars" supporting a positive view on Europe.

  Earnings Momentum: Europe could be in the acceleration phase of its economic cycle. On the corporate level, profitability could be enhanced as the cost of capital declines and companies restructure to compete on a new pan-European scale.

  Low Interest Rates: The advent of a single currency (the euro) and a sole monetary authority could help sustain the low interest rates, a longer economic cycle and an attractive environment for stocks.

  A Rising Appetite for Stocks: Should interest rates remain close to their current historical lows, individual savers now invested in low-yielding cash equivalents may seek the higher potential returns in equity markets.

  Increased Merger & Acquisition Activity: Mergers, takeovers, restructurings and stock repurchases could be on the rise. This escalation in corporate activity could be an important source of liquidity and drive higher efficiency within European corporations.

                       EUROPEAN MONETARY UNION PORTFOLIO
                              INVESTING MADE EASY

  As the 40-year quest for EMU becomes reality, there are industry groups and individual companies that will emerge as prime beneficiaries. Of particular interest to our analysts are stocks within the financial, telecommunications and technology sectors. But which companies should you own? Why not take a "portfolio approach" to investing in the euro zone, through the European Monetary Union Portfolio. And let our analysts identify the most promising opportunities among stocks that could benefit from economic and monetary unity.

  Professional research expertise; diversification and the convenience of one easy purchase...and all you need is $250 to get started.

                   SHOULD YOU INVEST IN THE "EMU" PORTFOLIO?

  The decision to invest in this unit trust depends, in part, on your individual tolerance for risk. The Portfolio may not be appropriate for investors seeking either preservation of capital or high current income, nor would it be suitable for investors unable to assume the risks of price volatility and currency fluctuations associated with investing in international equities.

  The Portfolio is designed for growth-oriented investors seeking international diversification; however, there is no assurance that this investment objective will be met. In addition, there is no assurance that dividend rates will be maintained or that stock prices or currency exchange rates will not decline.

  Investors should also be aware that there is a higher level of industry concentration among the financial, telecommunications and technology sectors, which involves special risks of investing.

EQUITY FOCUS TRUSTS -- EUROPEAN MONETARY UNION PORTFOLIO
INVESTMENT SUMMARY AS OF SEPTEMBER 15, 1998 (CONTINUED)

  OBJECTIVE OF THE TRUST -- The objective of the Equity Focus Trusts -- European Monetary Union Portfolio is to provide investors with the possibility of capital appreciation through a convenient and cost-effective investment in fixed portfolios consisting of shares of the common stocks (the "Securities") selected by the Sponsor for the Trust portfolio (the "Portfolio"). The Sponsor has selected for the Portfolio international equities which it expects to benefit from the establishment of the European Monetary Union (the "EMU") and which it considers to have strong potential for capital appreciation over a period of two years relative to risks and opportunities. The payment of dividends is not a primary objective of the Portfolio. The Portfolio may be considered speculative and therefore may be appropriate only for those investors able and willing to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international equities. The Portfolio should be considered as a vehicle for investing a portion of an investor's assets in foreign securities and not as a complete equity investment program. Achievement of the Trust's objectives is dependent upon several factors including the financial condition of the issuers of the Securities and any appreciation of the Securities. Furthermore, because of various factors, including without limitation, Trust sales charges and expenses, unequal weightings of stocks, brokerage costs and any delays in purchasing securities with cash deposited, investors in the Trust may not realize as high a total return as the theoretical performance of the underlying stocks in the Portfolio.

  PORTFOLIO -- The Portfolio contains 22 common stocks issued by companies engaged primarily in the following industries: financial, 9 (40.6%); telecommunications, 6 (27.3%); consumer cyclical, 3 (13.7%); energy, 1 (4.7%); raw materials, 1 (4.5%); technology, 1 (4.5%); and utilities, 1 (4.7%). Although there are certain risks of price volatility associated with investment in common stocks (particularly with an investment in one or two common stocks), your risk is reduced because your capital is divided among 22 stocks. Although the Portfolio is concentrated in the stocks of foreign issuers, it is diversified among 10 countries. The following countries are represented in the
Portfolio: Austria, 1 (4.6%); Finland, 1 (4.6%); France, 5 (22.5%); Germany, 4 (18.2%); Ireland, 2 (9.0%); Italy, 2 (9.1%); Netherlands, 1 (4.5%); Portugal, 2
(9.1%); Spain, 3 (13.7%); and Switzerland, 1 (4.7%). (See Risk Factors.)

  The initial purchase of Securities for the Trust will not necessarily represent equal dollar amounts of each of the Securities; however, with the initial deposit of Securities, the Sponsor established a proportionate relationship among the number of shares of each stock deposited in the Portfolio of the Trust. During the 90-day period following the Initial Date of Deposit, the Sponsor may create additional Units of the Trust by depositing cash (or a bank letter of credit in lieu of cash) with instructions to purchase Securities, additional Securities or contracts to purchase additional Securities maintaining to the extent practicable the original proportionate relationship among the number of shares of each stock in the Portfolio of the Trust. Replacement Securities may be acquired under specified conditions. It may not be possible to maintain the exact original proportionate relationship among the Securities deposited in the Trust on the Initial Date of Deposit because of, among other reasons, purchase requirements, changes in price or the unavailability of Securities. Any deposits of Securities in the Trust after the 90-day period must replicate exactly the proportionate relationship among the number of shares comprising the Portfolio at the end of the initial 90-day period, subject to certain events discussed under Administration of the Trust-- Trust Supervision. The Sponsor may cease creating Units (temporarily or permanently) at any time. (See Administration of the Trust--Trust Supervision.)

EQUITY FOCUS TRUSTS -- EUROPEAN MONETARY UNION PORTFOLIO
INVESTMENT SUMMARY AS OF SEPTEMBER 15, 1998 (CONTINUED)


  RISK FACTORS -- Foreign Securities and American Depositary Receipts -- The Trust is concentrated in Securities of foreign issuers or American Depositary Receipts ("ADRs") for securities that have been issued by non-United States issuers. These instruments are subject to special considerations in addition to those affecting common stocks of United States issuers. For a discussion of special considerations relating to foreign securities and ADRs, including exchange rate fluctuations, see Risk Factors -- Foreign Securities and --
 American Depositary Shares and Receipts; Taxes.

  Investment in the Trust should be made with an understanding that the value of the underlying Securities, and therefore the value of the Units, will fluctuate, depending on the full range of economic and market influences which may affect the market value of the Securities, including the profitability and financial condition of issuers, changes in the economies of the various countries represented in the Portfolio, currency exchange rate fluctuations, conditions in a given issuer's industry, market conditions and values of common stocks generally, and other factors.

  The Sponsor's buying and selling of the Securities, especially during the initial offering of Units of the Trust or to satisfy redemptions of Units, may impact upon the value of the underlying Securities and the Units. The publication of the list of the Securities selected for the Trust may also cause increased buying activity in certain of the stocks comprising the Portfolio. After such announcement, investment advisory and brokerage clients of the Sponsor and its affiliates may purchase individual Securities appearing on the list during the course of the initial offering period. Such buying activity in the stock of these companies prior to the purchase of the Securities by the Trust may cause the Trust to purchase stocks at a higher price than those buyers who effect purchases prior to purchases by the Trust.

  The Trust is not appropriate for investors requiring high current income or conservation of capital. Securities representing approximately 4.5% of the value of the Portfolio, have been ranked High Risk by the Sponsor's Research Department, described as "low predictability of earnings/dividends; high price volatility".

  The Securities purchased with the portion of the Public Offering Price intended to be used to reimburse the Sponsor for the Trust's organization costs will be purchased in the same proportionate relationship as all the Securities contained in the Trust. Securities will be sold to reimburse the Sponsor for the Trust's organization costs at the completion of the initial offering period, which is expected to be 90 days from the Initial Date of Deposit (a significantly shorter time period than the life of the Trust). During the initial offering period, there may be a decrease in the value of the Trust Securities. To the extent the proceeds from the sale of these Securities are insufficient to repay the Sponsor for the Trust organization costs, the Trustee will sell additional Securities to allow the Trust to fully reimburse the Sponsor. In that event, the net asset value per Unit will be reduced by the amount of additional Securities sold. Although the dollar amount of the reimbursement due to the Sponsor will remain fixed and will never exceed $2.24 per 1,000 Units, this will also result in a greater effective cost per Unit to Holders for the reimbursement to the Sponsor. When Securities are sold to reimburse the Sponsor for organization costs, the Trustee will sell such Securities to an extent which will maintain the same proportionate relationship among the Securities contained in the Trust as existed prior to such sale.

EQUITY FOCUS TRUSTS -- EUROPEAN MONETARY UNION PORTFOLIO
INVESTMENT SUMMARY AS OF SEPTEMBER 15, 1998 (CONTINUED)


  The Portfolio of the Trust may be concentrated in a specific industry or service sector. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate; broad market shifts; moves in a particular dominant stock; or regulatory changes. Investors should be prepared for volatile short-term movements in the value of Units. The profitability of financial services companies and banks as a group is largely dependent upon the availability and cost of capital funds which in turn may fluctuate significantly in response to changes in interest rates and general economic conditions. Competitive pressures and changing demand may have a substantial effect on the financial condition of companies in the technology and telecommunications industries. Companies in the technology and telecommunications industries are subject to governmental regulation and spend heavily on research and development and are sensitive to the risk of product obsolescence. (See Risk Factors -- Financials/Banking Industries and --
 Technology/Telecommunications Industries.)

  If cash (or a letter of credit in lieu of cash) is deposited with instructions to purchase Securities in connection with the issuance of additional Units during the Public Offering Period, there is the risk that the price of a Security will increase between the time of the deposit and the time the Security is purchased resulting in a reduction in the number of shares purchased for the Portfolio. Price fluctuations during the period from the time of deposit of cash to the time the Securities are purchased, and payment of brokerage fees, will affect the value of every Holder's Units, the number of shares of each Security represented by each Unit and the income per Unit received by the Trust. Some of the Securities may have limited trading volume. The Trustee, with directions from the Sponsor, will endeavor to purchase Securities with deposited cash as soon as practicable, reserving the right to purchase those Securities over the 20 business days following each deposit in an effort to reduce the effect of these purchases on the market price of those stocks. This could, however, result in the Trust's failure to participate in any appreciation of those stocks before the cash is invested. If any cash remains at the end of this period and cannot be invested in one or more stocks at what the Sponsor considers reasonable prices, it intends to use that cash to purchase each of the other securities in the original proportionate relationship among those securities. Similarly, at termination of the Trust, the Sponsor reserves the right to sell Securities over a period of up to 20 business days to lessen the impact of its sales on the market price of the Securities. The proceeds received by Holders following termination of the Trust will reflect the actual sales proceeds received on the Securities, which will likely differ from the closing sale price on the Mandatory Termination Date.

  Common stocks may be especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. Investors should be aware that there can be no assurance that the value of the underlying Securities will increase or that the issuers of the Securities will pay dividends on outstanding shares. Any distributions of income to Holders will generally depend upon the declaration of dividends by the issuers of the Securities and the declaration of any dividends depends upon several factors including the financial condition of the issuers and the general economic conditions.

  Unlike a mutual fund, the Portfolio is not actively managed and the Sponsor receives no management fee. Therefore, the adverse financial condition of an issuer will not necessarily require the sale of Securities from the Portfolio or mean that the Sponsor will not continue to purchase the Security in order to create additional Units. Investors should note in particular that the Securities were selected on the basis of the criteria set forth above under Objective of the Trust and that the Trust may continue to purchase or hold Securities originally

EQUITY FOCUS TRUSTS -- EUROPEAN MONETARY UNION PORTFOLIO
INVESTMENT SUMMARY AS OF SEPTEMBER 15, 1998 (CONTINUED)

selected through this process even though the evaluation of the attractiveness of the Securities may have changed. In the event a public tender offer is made for a Security or a merger or acquisition is announced affecting a Security, the Sponsor may instruct the Trustee to tender or sell the Security on the open market when, in its opinion, it is in the best interest of the holders of the Units to do so. Although the Portfolio of the Trust is regularly reviewed and evaluated and the Sponsor may instruct the Trustee to sell Securities under certain limited circumstances, Securities will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation. As a result, the amount realized upon the sale of the Securities may not be the highest price attained by an individual Security during the life of the Trust. The Sponsor has currently assigned certain rankings to the issuers of Securities based on stock performance expectations and level of risk (see footnote 2 to the Portfolio). These rankings are subject to change. Securities will not necessarily be sold by a Trust based on a change in rankings, although the Sponsor intends to review the desirability of holding any Security if its ranking is reduced below 3. The prices of single shares of each of the Securities in the Trust vary widely, and the effect of a dollar fluctuation, either higher or lower, in stock prices will be much greater as a percentage of the lower-price stocks' purchase price than as a percentage of the higher-price stocks' purchase price.

  Investors should note that should the size of a Trust be reduced below the Minimum Value of Trust stated on page 2 for the Portfolio that Trust may be terminated at that time by the Sponsor, well before the Mandatory Termination Date of such Trust.

  Any difference between the aggregate prices the Sponsor paid to acquire the Securities and the aggregate prices at which Securities were initially deposited in the Portfolio, is noted on page 2 under Sponsor's Profit/Loss on Deposit. The Sponsor's profit or loss on the deposit of Securities largely depends on whether the Securities' prices rise in response to the Sponsor's purchases of possibly large volumes of the Securities for initial and subsequent deposits in the Trust. The effect of the Sponsor's purchases of Securities on the prices of the Securities is unpredictable.

  PRIVATE PLACEMENTS; UNDERWRITING -- None of the Securities in the Trust consists of privately-placed common stocks. Except as indicated under Portfolios, the Sponsor has not participated as sole underwriter, managing underwriter or member of an underwriting syndicate from which any of the Securities in the Trust were acquired.

  PUBLIC OFFERING PRICE -- The Public Offering Price per 1,000 Units is equal to the aggregate value of the underlying Securities and any cash held to purchase Securities, divided by the number of Units outstanding times 1,000, plus the applicable sales charge. In addition, during the initial offering period, the Public Offering Price per 1,000 Units will include an amount sufficient to reimburse the Sponsor for the payment of all or a portion of the estimated organization costs (collectively, "organization costs") of the Trust. The total first year sales charge consists of an Initial Sales Charge and a Deferred Sales Charge, the total of which equals a maximum of 2.75%* of the Public Offering Price; this results in a sales charge of 2.778%* of the net amount invested in underlying Securities. The Initial Sales Charge is computed by deducting the Deferred Sales Charge ($17.50 per 1,000 Units)

------------
* This sales charge will be reduced on a graduated scale in the case of quantity purchases. See Public Sale of Units -- Public Offering Price.

EQUITY FOCUS TRUSTS -- EUROPEAN MONETARY UNION PORTFOLIO
INVESTMENT SUMMARY AS OF SEPTEMBER 15, 1998 (CONTINUED)

from the aggregate sales charge (a maximum of 2.75% of the Public Offering Price). On September 15, 1998 the Initial Sales Charge is $9.97 per 1,000 Units (1.00% of the Public Offering Price). The Initial Sales Charge is deducted from the purchase price of a Unit at the time of purchase and paid to the Sponsor; it may be more or less than 1.00% of the Public Offering Price because of fluctuations in value of the Securities. The Deferred Sales Charge is paid through a reduction of the net asset value of the Trust by $2.50 per 1,000 Units on each of the seven monthly Deferred Sales Charge Payment Dates, commencing on March 1, 1999 through September 1, 1999. In addition, Holders who elect to hold units subsequent to the Special Redemption Date will be subject to a deferred sales charge of $17.50 per 1,000 Units which will be imposed after such date in the manner described under Public Sale of Units--Public Offering Price. This would increase the total maximum sales charge to 4.50% of the Public Offering Price to such Holders (assuming a $1,000 Public Offering Price per 1,000 Units; due to fluctuations in the value of the securities, the total maximum sales charge may be more than 4.50% of the Public Offering Price). Units are offered at the Public Offering Price plus the net amount per Unit in the Income Account. See Public Sale of Units -- Public Offering Price. The minimum purchase is $250. Investors should note that the Public Offering Price of Units varies each business day with the value of the underlying Securities. There is no "par value" for Units.

  DISTRIBUTIONS -- Distributions of dividends (net of expenses) and any other receipts (i.e., return of capital, stock dividends, if any, and gains) received by the Trust will be automatically reinvested in additional Units of the Trust, subject only to the Deferred Sales Charge, and each Holder of Units will participate unless the Holder elects to receive distributions of dividends or other receipts, or both, in cash. Holders who reinvest their distributions will receive additional Units and will therefore own a greater percentage of the Trust than Holders who receive cash distributions (see Reinvestment Plan). Distribution and Record Days are shown on page 2. As soon as practicable after termination of the Trust (generally after seven days), the Trustee will distribute to each Holder his pro rata share of the amount realized on disposition of the Securities remaining in the Trust plus any other assets then in the Trust, less expenses of the Trust. The other assets of the Trust will include any dividends, interest income and net realized capital gains which have not been distributed. The total distribution may be less than the amount paid for Units.

  MARKET FOR UNITS -- The Sponsor, though not obligated to do so, intends from the commencement of the Trust to maintain a market for Units and continually to offer to purchase Units from Holders desiring to sell them at a price based on the aggregate value of the underlying Securities (see Market for Units). Whenever a market is not maintained, a Holder may be able to dispose of his Units only through redemption (see Redemption).

EQUITY FOCUS TRUSTS--EUROPEAN MONETARY UNION PORTFOLIO
INVESTMENT SUMMARY AS OF SEPTEMBER 15, 1998 (CONTINUED)

                                   FEE TABLE

--------------------------------------------------------------------------------
THIS FEE TABLE IS INTENDED TO HELP YOU TO UNDERSTAND THE COSTS AND EXPENSES
THAT YOU WILL BEAR DIRECTLY OR INDIRECTLY. SEE PUBLIC SALE OF UNITS AND
EXPENSES AND CHARGES. ALTHOUGH THE TRUST IS A UNIT INVESTMENT TRUST RATHER THAN A MUTUAL FUND, THIS INFORMATION IS PRESENTED TO PERMIT A COMPARISON OF FEES.
--------------------------------------------------------------------------------

UNITHOLDER TRANSACTION EXPENSES

                                                 AS A % OF INITIAL   AMOUNTS PER
                                               PUBLIC OFFERING PRICE 1,000 UNITS
                                               --------------------- -----------
 Maximum Initial Sales Charge Imposed on
  Purchase (as a percentage of offering
  price).....................................          1.00%*          $10.00
 Deferred Sales Charge***....................          1.75%**          17.50
                                                       ----            ------
  Total Sales Charge.........................          2.75%           $27.50
                                                       ====            ======
 Maximum Sales Charge Imposed per year on
  Reinvested Dividends.......................          1.75%****       $17.50
                                                       ====            ======
 Reimbursement to Sponsor for Estimated
  Organization Costs.........................          .224%           $ 2.24
                                                       ====            ======
ESTIMATED ANNUAL TRUST OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
                                                                     AMOUNTS PER
                                               AS A % OF NET ASSETS  1,000 UNITS
                                               --------------------- -----------
 Trustee's Fee...............................          .087%           $  .86
 Maximum Portfolio Supervision, Bookkeeping
  and Administrative Fees....................          .025%           $  .25
 Other Operating Expenses....................          .152%           $ 1.50
                                                       ----            ------
  Total......................................          .264%           $ 2.61
                                                       ====            ======
                                                      CUMULATIVE EXPENSES
                                                       PAID FOR PERIOD:
                                               ---------------------------------
                                                      1 YEAR           2 YEARS
                                                      ------           -------
An investor would pay the following expenses
 and charges on a $1,000 investment, assuming
 the Trust's estimated operating annual
 expense ratio of .264% and a 5% annual
 return on the investment throughout the
 periods.....................................           $32              $53

  The example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the example.
------------
   * The Initial Sales Charge is the difference between 2.75% and the Deferred Sales Charge ($17.50 per 1,000 Units) and would exceed 1.00% if the Public Offering Price exceeds $1,000 per 1,000 Units.
  ** The actual fee is $2.50 per 1,000 Units, irrespective of the purchase or redemption price, paid on seven monthly Deferred Sales Charge Payment Dates. If the Holder sells, exchanges or redeems Units before all the deductions have been made the balance of the Deferred Sales Charge will be paid from the sales proceeds. If the Unit price exceeds $1.00 per Unit, the Deferred Sales Charge will be less than 1.75%; if the Unit price is less than $1.00 per Unit, the Deferred Sales Charge will exceed 1.75%.
 *** In addition to the Deferred Sales Charge set forth above, Holders who elect to hold Units subsequent to the Special Redemption Date will be subject to a deferred sales charge of $17.50 per 1,000 Units which will be imposed after such date in the manner described under Public Sale of Units--Public Offering Price. This would increase the total maximum sales charge for such Holders to 4.50% of the Public Offering Price (assuming a $1,000 Public Offering Price per 1,000 Units; due to fluctuations in the Value of the Securities, the total maximum sales charge may be more than 4.50% of the Public Offering Price).
**** Reinvested dividends will be subject only to the Deferred Sales Charge remaining at the time of reinvestment which may be more or less than 1.75% of the Public Offering Price at the time of reinvestment (see Reinvestment
     Plan).

EQUITY FOCUS TRUSTS--EUROPEAN MONETARY UNION PORTFOLIO
INVESTMENT SUMMARY AS OF SEPTEMBER 15, 1998 (CONTINUED)

                          INDEPENDENT AUDITORS' REPORT

The Sponsor, Trustee and Unitholders of Equity Focus Trusts--European Monetary Union Portfolio.

  We have audited the accompanying statement of financial condition, including the portfolio, of Equity Focus Trusts--European Monetary Union Portfolio as of September 15, 1998. This financial statement is the responsibility of the Trustee (see note 6 to the statement of financial condition). Our responsibility is to express an opinion on this financial statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of financial condition is free of material misstatement. An audit of a statement of financial condition includes examining, on a test basis, evidence supporting the amounts and disclosures in that statement of financial condition. Our procedures included confirmation with the Trustee of an irrevocable letter of credit deposited on September 15, 1998, for the purchase of securities, as shown in the statement of financial condition and portfolio. An audit of a statement of financial condition also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall statement of financial condition presentation. We believe that our audit of the statement of financial condition provides a reasonable basis for our opinion.

  In our opinion, the statement of financial condition referred to above presents fairly, in all material respects, the financial position of Equity Focus Trusts--European Monetary Union Portfolio as of September 15, 1998, in conformity with generally accepted accounting principles.

                                        KPMG Peat Marwick LLP
New York, New York
September 15, 1998

            EQUITY FOCUS TRUSTS--EUROPEAN MONETARY UNION PORTFOLIO

 STATEMENT OF FINANCIAL CONDITION AS OF INITIAL DATE OF DEPOSIT, SEPTEMBER 15,
                                     1998

  TRUST PROPERTY(6)
   Investment in Securities:
    Contracts to purchase Securities(1)............................. $1,982,118
                                                                     ----------
    Total...........................................................  1,982,118
                                                                     ==========
  LIABILITIES
   Reimbursement to Sponsor for Organization Costs(2)...............      4,480
   Deferred Sales Charge(3).........................................     35,000
                                                                     ----------
    Total...........................................................     39,480
                                                                     ==========
  INTEREST OF UNITHOLDERS
  2,000,000 Units of fractional undivided interest outstanding:
   Cost to investors(4)............................................. $2,002,060
   Less: Gross underwriting commissions(5)..........................    (54,942)
   Less: Reimbursement to Sponsor for Organization Costs(2).........     (4,480)
                                                                     ----------
   Net amount applicable to investors...............................  1,942,638
                                                                     ----------
   Total............................................................ $1,982,118
                                                                     ==========

------------
(1) Aggregate cost to each Trust of the Securities listed under Portfolio of the Trust, on the Initial Date of Deposit, is determined by the Trustee on the basis set forth in footnote 4 to the Portfolio of such Trust. See also the columns headed Cost of Securities to Trust. An irrevocable letter of credit in the amount of $2,500,000 has been deposited with the Trustee for the purchase of Securities. The letter of credit was issued by Svenska Handelsbanken.
(2) A portion of the Public Offering Price consists of an amount sufficient to reimburse the Sponsor for all or a portion of the costs of establishing the Trust. These costs have been estimated at $2.24 per 1,000 Units. A payment will be made as of the close of the initial public offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied. To the extent that actual organization costs are less than the estimated amount, only the actual organization costs will be deducted from the assets of the Trust. To the extent that actual organization costs are greater than the estimated amount, only the estimated organization costs included in the Public Offering Price will be reimbursed to the Sponsor and deducted from the assets of the Trust.
(3) A first year Deferred Sales Charge of $17.50 per 1,000 Units is payable in seven monthly payments of $2.50 per 1,000 Units (March 1, 1999 to September 1, 1999. Distributions will be made to an account maintained by the Trustee from which the Deferred Sales Charge obligation of the investors to the Sponsor will be satisfied. If Units are redeemed prior to October 25, 1999 the remaining portion of the first year Deferred Sales Charge applicable to such Units will be transferred to such account on the redemption date.
(4) Aggregate public offering price computed on the basis set forth under Public Sale of Units--Public Offering Price.
(5) Assumes a maximum first year sales charge of 2.75% of Public Offering
    Price.
(6) The Trustee has custody of and responsibility for all accounting and financial books, records, financial statements and related data of the Trust and is responsible for establishing and maintaining a system of internal controls directly related to, and designed to provide reasonable assurance as to the integrity and reliability of, financial reporting of the Trust. The Trustee is also responsible for all estimates and accruals reflected in the Trust's financial statements other than estimates of organizational costs, for which the Sponsor is responsible.

  EQUITY FOCUS TRUSTS--EUROPEAN MONETARY UNION PORTFOLIO
  ON THE INITIAL DATE OF DEPOSIT, SEPTEMBER 15, 1998
 -----------------------------------------------------------------------------

                                                                                           COST OF
                           STOCK       INDUSTRY      INVESTMENT    NUMBER    PERCENT OF  SECURITIES
     SECURITIES(1)        SYMBOL        GROUP        RANKING(2) OF SHARES(3) NET ASSETS  TO TRUST(4)
     -------------        ------- ------------------ ---------- ------------ ---------- -------------
AUSTRIA
Bank Austria AG *#        BAUS AV Financial             1-M         1,900        4.63%  $   91,805.15
                                                                               ------
                                                                                 4.63%
                                                                               ------
FINLAND
Nokia Corp. ADS           NOK. A  Telecommunications    1-M         1,100        4.56%      90,268.75
                                                                               ------
                                                                                 4.56%
                                                                               ------
FRANCE
Alcatel Alsthom ADS #     ALA     Telecommunications    1-M         2,600        4.57%      90,675.00
AXA-UAP ADS               AXA     Financial             2-M         1,700        4.53       89,781.25
Elf Aquitaine ADS         ELF     Energy                1-L         1,500        4.68       92,812.50
Renault SA                RNO FP  Consumer Cyclical     1-H         1,800        4.49       88,954.74
Societe Generale *#       GLE FP  Financial             2-M           600        4.22       83,659.86
                                                                               ------
                                                                                22.49%
                                                                               ------
GERMANY
Daimler-Benz Aktien-
 gesellschaft ADS         DAI     Consumer Cyclical     1-M         1,000        4.63%      91,687.50
Deutsche Telekom ADS #    DT      Telecommunications    2-M         2,900        4.54       90,081.25
Hoechst AG ADS            HOE     Raw Materials         1-M         2,100        4.48       88,856.25
SAP Aktiengesellschaft
 ADS #                    SAP     Technology            1-M         1,800        4.53       89,775.00
                                                                               ------
                                                                                18.18%
                                                                               ------
IRELAND
Allied Irish Banks ADS #  AIB     Financial             2-M         1,100        4.43%      87,862.50
CRH PLC*                  CRH ID  Consumer Cyclical     2-M         7,000        4.56       90,351.10
                                                                               ------
                                                                                 8.99%
                                                                               ------
ITALY
Istituto Mobiliare Ital
 ADS                      IMI     Financial             2-M         2,400        4.59%      90,900.00
Telecom Italia Mobile
 SPA*                     TIM IM  Telecommunications    1-M        13,600        4.52       89,643.04
                                                                               ------
                                                                                 9.11%
                                                                               ------
NETHERLANDS
ING Groep ADS #           ING     Financial             1-M         1,600        4.52%      89,600.00
                                                                               ------
                                                                                 4.52%
                                                                               ------
PORTUGAL
Banco Comercial
 Portugues, SA            BCP PL  Financial             1-L         2,900        4.49%      88,968.23
Portugal Telecom ADS      PT      Telecommunications    2-M         2,000        4.64       92,000.00
                                                                               ------
                                                                                 9.13%
                                                                               ------
SPAIN
Argentaria ADS #          AGR     Financial             1-L         2,200        4.54%      89,925.00
Gas Natural SDG, S.A.     CTG SM  Utilities             1-M         1,300        4.70       93,206.88
Telefonica SA ADS #       TEF     Telecommunications    2-M           800        4.49       88,900.00
                                                                               ------
                                                                                13.73%
                                                                               ------
SWITZERLAND
UBS AG *#                 UBSN SW Financial             2-M           300        4.66%      92,403.78
                                                                               ------
                                                                                 4.66%
                                                                               ------   -------------
                                                                               100.00%  $1,982,117.78
                                                                               ======   =============

------------
(1) All Securities are represented entirely by contracts to purchase Securities, which were entered into by the Sponsor from September 14, 1998 to September 15, 1998. All contracts for domestic Securities are expected to be settled by the initial settlement date for the purchase of Units.
(2) Salomon Smith Barney has assigned these rankings according to the following system, which uses two codes: a letter for the level of risk (L,M,H,S or V) and a number for performance expectation (1-5).

   RISK assesses predictability of earnings/dividends and stock price volatility:

   L  (Low Risk): highly predictable earnings/dividends, low price volatility

   M (Moderate Risk): moderately predictable earnings/dividends, moderate price volatility

   H (High Risk): low predictability of earnings/dividends, high price volatility

   S (Speculative): exceptionally low predictability of earnings/dividends, highest risk of price volatility

   V (Venture): Risk and return consistent with venture capital, suitable only for well-diversified portfolios

PERFORMANCE rankings indicate the expected total return (capital gain or loss plus dividends) over the next 12-18 months, assuming an unchanged, or "flat" market; performance expectations depend on the risk category assigned to the stock, as shown in the following chart.

                    LOW RISK    MODERATE RISK   HIGH RISK    SPECULATIVE
                  ------------- ------------- ------------- -------------
1 (Buy)             Over 15%      Over 20%      Over 25%      Over 30%
2 (Outperform)      5% to 15%     5% to 20%    10% to 25%    10% to 30%
3 (Neutral)         -5% to 5%     -5% to 5%    -10% to 10%   -10% to 10%
4 (Underperform)   -5% to -15%   -5% to -15%  -10% to -20%  -10% to -20%
5 (Sell)          -15% or worse -15% or worse -20% or worse -20% or worse

These rankings represent current opinions of Salomon Smith Barney research analysts and are, of course, subject to change; no assurance can be given that the stocks will perform as expected. These rankings have not been audited by KPMG Peat Marwick LLP.

(3) Per 2,000,000 Units.

(4) Valuation of Securities by the Trustee was made using the market value per share based on the U.S. dollar offer side value of the relevant exchange rate determined by the Trustee as of the Evaluation Time on September 15, 1998. Subsequent to the Initial Date of Deposit, valuation of Securities is based, for Securities quoted on a foreign securities exchange, or national securities exchange or NASDAQ National Market System, on the closing sale prices, or if no price exists, at the mean between the closing bid and offer prices, or for Securities not so quoted, at the mean between bid and offer prices on the over-the-counter market. See Redemption--Computation of Redemption Price Per Unit.

                               ----------------

The following information is unaudited:

 * Salomon Smith Barney Inc., including subsidiaries and/or affiliates, usually maintains a market in the securities of this company.
 # Within the last three years, Salomon Smith Barney Inc. including its subsidiaries, affiliates and/or predecessor firms, have acted as manager (co-manager) of a public offering of the securities of this company or an affiliate.

DESCRIPTION OF THE TRUST

STRUCTURE AND OFFERING

  This Series of the Equity Focus Trusts--European Monetary Union Portfolio (the "Portfolio" or the "Trust") is a "unit investment trust" created under New York law by a Trust Indenture (the "Indenture")* between the Sponsor and the Trustee. On the date of this Prospectus, each unit of the Trust (a "Unit") represented a fractional undivided interest in the securities listed under Portfolios (the "Securities") set forth under Investment Summary. Additional Units of the Trust will be issued in the amount required to satisfy purchase orders by depositing in the Trust cash (or a bank letter of credit in lieu of cash) with instructions to purchase Securities, contracts to purchase Securities together with irrevocable letters of credit, or additional Securities. On each settlement date (estimated to be three business days after the applicable date on which Securities were deposited in the Trust), the Units will be released for delivery to investors and the deposited Securities will be delivered to the Trustee. As additional Units are issued by the Trust as a result of the deposit of cash (or a letter of credit in lieu of cash) with instructions to purchase additional Securities, the aggregate value of the Securities in each of the Trusts will be increased and the fractional undivided interest in the Trusts represented by each Unit will be decreased. There is no limit on the time period during which the Sponsor may continue to make additional deposits of Securities into the Trust.

  During the 90-day period following the Initial Date of Deposit additional deposits of cash or Securities in connection with the issuance and sale of additional Units will maintain to the extent practicable the original proportionate relationship among the number of shares of each Security in the Portfolio of the Trust. The proportionate relationship among the Securities in the Trust will be adjusted to reflect the occurrence of a stock dividend, a stock split or a similar event which affects the capital structure of the issuer of a Security in the Trust but which does not affect the Trust's percentage ownership of the common stock equity of such issuer at the time of such event. It may not be possible to maintain the exact original proportionate relationship among the Securities deposited on the Initial Date of Deposit because of, among other reasons, purchase requirements, changes in prices, brokerage commissions or unavailability of Securities. Replacement Securities may be acquired under specified conditions when Securities originally deposited are unavailable (see Administration of the Trust--Trust Supervision). Units may be continuously offered to the public by means of this Prospectus (see Public Sale of Units--Public Distribution) resulting in a potential increase in the number of Units outstanding. Deposits of Additional Securities subsequent to the 90-day period following the Initial Date of Deposit must replicate exactly the proportionate relationship among the number of shares of each of the Securities comprising the Portfolio of the Trust at the end of the initial 90-day period.

  The Public Offering Price of Units prior to the Evaluation Time specified on page 2 on any day will be based on the aggregate value of the Securities in the Trust on that day at the Evaluation Time, plus a sales charge. The Public Offering Price for each of the Trusts will thus vary in the future from that specified on page 2 of this Prospectus. See Public Sale of Units--Public Offering Price for a complete description of the pricing of Units.

  Units will be sold to investors at the Public Offering Price next computed after receipt of the investor's order to purchase Units. The Sponsor reserves the right to accept or reject any purchase order in whole or in part.
------------
* To the extent references in this Prospectus are to articles and sections of the Indenture, which is incorporated by reference into this Prospectus, the statements made herein are qualified in their entirety by such reference.

  The Sponsor will execute orders to purchase in the order it determines, in good faith, that they are received, except it is expected that indications of interest received prior to the effectiveness of the registration of the Trust which become orders upon effectiveness will be accepted according to the order in which the indications of interest were received and except further that orders from such indications of interest that are made pursuant to the exchange privilege (see Exchange and Rollover Privileges herein) will be accepted before any other orders for Units. The Sponsor may accept or reject any purchase order in whole or in part.

  The holders ("Holders") of Units of the Trust will have the right to have their Units redeemed for the Securities underlying the Units (see Redemption). If any Units are redeemed, the aggregate value of Securities in the Trust will be reduced and the fractional undivided interest in the Trust represented by each remaining Unit will be increased. Units of the Trust will remain outstanding until redeemed upon request to the Trustee by any Holder (which may include the Sponsor), or termination of the Indenture (see Administration of the Trust--Amendment and Termination).

THE PORTFOLIO

  Salomon Smith Barney's Equity Focus Trusts are each based on a specific research investing theme or industry trend identified by analysts of Salomon Smith Barney Inc., based on an analysis of each company and the industry group as a whole. The Trust seeks to identify and invest in companies positioned to capitalize on the establishment of the European Monetary Union ("EMU") scheduled to begin in January 1999 and continue in phases over the two-year life of the Trust. EMU members include Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain. In general, the portfolio is expected to be comprised of large capitalization companies that are likely to benefit from the broader and more integrated marketplace, and a more coordinated economic environment. The selections, which will be identified from the universe of Salomon Smith Barney stock recommendations, are expected to be diversified by industry group and geographic location. Salomon Smith Barney European Research has 30 senior research analysts who follow 400 international equities that fall into 25 industry groups and are located in 25 countries in both developing and emerging European markets. The Securities included in the Portfolio were selected by the Sponsor as stocks deemed to have above-average appreciation potential over the 24 months following the selection of a Portfolio. The investment rankings by Salomon Smith Barney normally pertain to an outlook for a 12-18 month period (see footnote 2 to the Portfolio on page 13). In selecting Securities for the Trust, the Sponsor has not expressed any belief as to the potential of these Securities for capital appreciation over a period longer than two years. There is, of course, no assurance that any of the Securities in the Trust will appreciate in value, and indeed any or all of the Securities may depreciate in value at any time in the future. See Risk Factors.

  The results of ownership of Units will differ from the results of ownership of the underlying Securities of the Trust for various reasons, including sales charges and expenses of the Trust, because the Portfolio may not be fully invested at all times, the stocks are normally purchased or sold at prices different from the closing price used to determine the Trust's net asset value, and not all stocks may be weighted in the initial proportions at all times. Additionally, results of ownership to different Holders will vary depending on the net asset value of the underlying Securities on the days Holders bought and sold their Units. Of course, any purchaser of securities, including Units, will have to pay sales charges or commissions, which will reduce his/her total return.

  Total returns and/or average annualized returns for various periods of previous series of Equity Focus Trusts and the Trust may be included from time to time in advertisements and sales literature. As with other performance data, performance comparisons should not be considered representative of the Trust's relative performance for any future period. Advertising and sales literature for the Trust may also include excerpts from the Sponsor's research reports on one or more of the stocks in the Trust, including a brief description of its businesses and market sector, and the basis on which the stock was selected.

  All of the foreign Securities are publicly traded on a variety of foreign stock exchanges. Settlement of contracts for foreign Securities varies by country and may take place prior to the settlement of purchase of Units on the Initial Date of Deposit. Any domestic ADRs are publicly traded either on a stock exchange or in the over-the-counter market. Most of the contracts to purchase ADRs deposited initially in the Trust are expected to settle in three business days, in the ordinary manner for such Securities.

  The Trust consists of such Securities as may continue to be held from time to time in the Trust and any additional and replacement Securities and any money market instruments acquired and held by such Trust pursuant to the provisions of the Indenture (including the provisions with respect to the deposit into the Trust of Securities in connection with the sale of additional Units to the public) together with undistributed income therefrom and undistributed and uninvested cash realized from the disposition of Securities (see Administration of the Trust--Accounts and Distributions; --Trust Supervision). The Indenture authorizes, but does not require, the Trustee to invest the net proceeds of the sale of any Securities in eligible money market instruments to the extent that the proceeds are not required for the redemption of Units. Any money market instruments acquired by the Trust must be held until maturity and must mature no later than the next Distribution Day and the proceeds distributed to Holders at that time. If sufficient Securities are not available at what the Sponsor considers a reasonable price, excess cash received on the creation of Units may be held in an interest-bearing account with the Trustee until that cash can be invested in Securities. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Securities. However, should any contract deposited hereunder (or to be deposited in connection with the sale of additional Units) fail, the Sponsor shall, on or before the next following Distribution Day, cause to be refunded the attributable sales charge, plus the attributable Cost of Securities to Trust listed under the Portfolio for the Trust, unless substantially all of the monies held in the Trust to cover the purchase are reinvested in replacement Securities in accordance with the Indenture (see Administration of the Trust--Portfolio Supervision).

  Because certain of the Securities from time to time may be sold, or their percentage may be reduced under certain extraordinary circumstances described below, or because Securities may be distributed in redemption of Units, no assurance can be given that the Trust will retain for any length of time its present size (see Redemption; Administration of the Trust--Amendment and Termination). For Holders who do not redeem their Units, investments in Units of the Trust will be liquidated on the fixed date specified under Investment Summary--Mandatory Termination of Trust, and may be liquidated sooner if the net asset value of a Trust falls below that specified under Investment Summary--Minimum Value of Trust (see Risk Factors).

INCOME

  There is no assurance that dividends will be declared or paid in the future on the Securities.

  Record and Distribution Days for the Trust are set forth under Investment Summary. Income Distributions, if any, will be automatically reinvested in additional Units of the Trust at no extra charge unless a Holder elects to receive his distributions in cash (see Reinvestment Plan). Because dividends on the Securities are not received by the Trust at a constant rate throughout the year and because the issuers of the Securities may change the schedules or amounts or dividend payments, any distributions, whether reinvested or paid in cash, may be more or less than the amount of dividend income actually received by the Trust and credited to the income account established under the Indenture (the "Income Account") as of the Record Day.

RISK FACTORS

  General. An investment in Units should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the Securities or the general condition of the common stock market may worsen and the value of the Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

  The Sponsor's buying and selling of the Securities, especially during the initial offering of Units of the Trust or to satisfy redemptions of Units may impact upon the value of the underlying Securities and the Units. The publication of the list of the Securities selected for the Trust may also cause increased buying activity in certain of the stocks comprising the Portfolio. After such announcement, investment advisory and brokerage clients of the Sponsor and its affiliates may purchase individual Securities appearing on the list during the course of the initial offering period. Such buying activity in the stock of these companies prior to the purchase of the Securities by the Trust may cause the Trust to purchase stocks at a higher price than those buyers who effect purchases prior to purchases by the Trust.

  The Trust is not appropriate for investors requiring conservation of capital or high current income. Securities representing approximately 4.5% of the value of the Portfolio have been ranked High Risk by the Sponsor's Research Department, described as "low predictability of earnings/dividends; high price volatility."

  The Securities purchased with the portion of the Public Offering Price intended to be used to reimburse the Sponsor for the Trust's organization costs will be purchased in the same proportionate relationship as all the Securities contained in the Trust. Securities will be sold to reimburse the Sponsor for the Trust's organization costs at the completion of the initial offering period, which is expected to be 90 days from the Initial Date of Deposit (a significantly shorter time period than the life of the Trust). During the initial offering period, there may be a decrease in the value of the Trust Securities. To the extent the proceeds from the sale of these Securities are insufficient to repay the Sponsor for the Trust organization costs, the Trustee will sell additional Securities to allow the Trust to fully reimburse the Sponsor. In that event, the net asset value per Unit will be reduced by the amount of additional Securities sold. Although the dollar amount of the reimbursement due to the Sponsor will remain fixed and will never exceed $2.24 per 1,000 Units, this will result in a greater effective cost per Unit to Holders for the reimbursement to the Sponsor. When Securities are sold to reimburse the Sponsor for organization costs, the Trustee will sell such Securities to an extent which will maintain the same proportionate relationship among the Securities contained in the Trust as existed prior to such sale.

  Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors or holders of debt obligations or preferred stocks of such issuers. Shareholders of common stocks of the type held by the Trusts have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. By contrast, holders of preference stocks have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, normally on a cumulative basis, but generally do not participate in other amounts available for distribution by the issuing corporation. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stocks are also entitled to rights on liquidation which are senior to those of common stocks. Moreover, common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the Securities in the Portfolio may be expected to fluctuate over the life of the Trust to values higher or lower than those prevailing on the Initial Date of Deposit.

  Since the Securities are all common stocks, and the income stream produced by dividend payments thereon is unpredictable, the Sponsor cannot provide any assurance that dividends will be sufficient to meet any or all expenses of the Trust. If dividends are insufficient to cover expenses, it is likely the Securities will have to be sold to meet Trust expenses. See Expenses and Charges--Payment of Expenses. Any such sales may result in capital gains or losses to Holders. See Description of Trust--Taxes.

  Holders will be unable to dispose of any of the Securities in the Portfolio, as such, and will not be able to vote the Securities. As the holder of the Securities, the Trustee will have the right to vote all of the voting stocks in the Trust and will vote in accordance with the instructions of the Sponsor. Holders will, however, be able upon request to receive an "in kind" distribution of the Securities evidenced by their Units if they tender a minimum of 250,000 Units (see Redemption).

  Investors should be aware that the Trust is not a "managed" trust and, as a result, the adverse financial condition of a company will not result in the elimination of its securities from the Portfolios of the Trust except under extraordinary circumstances. Investors should note in particular that the Securities were selected on the basis of the criteria set forth under Objective of the Trust in the Investment Summary and that the Trust may continue to purchase or hold Securities originally selected though this process even though the evaluation of the attractiveness of the Securities may have changed. A number of the Securities in the Trust may also be owned by other clients of the Sponsor. However, because these clients may have differing investment objectives, the Sponsor may sell certain Securities from those accounts in instances where a sale by the Trust would be impermissible, such as to maximize return by taking advantage of market fluctuations. (See Administration of the Trust--Trust Supervision.) In the event a public tender offer is made for a Security or a merger or acquisition is announced affecting a Security, the Sponsor may instruct the Trustee to tender or sell the Security on the open market when, in its opinion, it is in the best interest of the holders of the Units to do so. Although the Portfolio is regularly reviewed and evaluated and the Sponsor may instruct the Trustee to sell Securities under certain limited circumstances, Securities will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation. As a result, the amount realized upon the sale of the Securities may not be the highest price attained by an individual Security during the life of the Trust. The Sponsor has currently assigned certain rankings to the issuers of Securities based on stock performance expectations and level of risk (see footnote 2 to the Portfolio on page 13). These rankings are subject to change. Securities will not necessarily be sold by the Trust based on a change in rankings, although the Sponsor intends to review the desirability of holding any Security if its ranking is reduced below 3. The prices of single shares of each of the Securities in the Trust vary widely, and the effect of a dollar of fluctuation, either higher or lower, in stock prices will be much greater as a percentage of the lower-priced stocks' purchase price than as a percentage of the higher-priced stocks' purchase price.

  Investors should note that in connection with the issuance of additional Units during the Public Offering Period set forth in the Investment Summary, the Sponsor may deposit cash (or a letter of credit in lieu of cash) with instructions to purchase Securities, additional Securities or contracts to purchase Securities, in each instance maintaining the original percentage relationship, subject to adjustment under certain circumstances, among the number of shares of each Security in the Trust. To the extent the price of a Security increases or decreases between the time cash is deposited with instructions to purchase the Security and at the time the cash is used to purchase the Security, Units may represent less or more of that Security and more or less of the other Securities in the Trust. In addition, brokerage fees (if any) incurred in purchasing Securities with cash deposited with instructions to purchase the Securities will be an expense of the Trust. Price fluctuations between the time of deposit and the time the Securities are purchased, and payment of brokerage fees, will affect the value of every Holder's Units and the Income per Unit received by the Trust.

  The Trust may be terminated at any time and all outstanding Units liquidated if the net asset value of the Trust falls below $5,000,000 and deposits of Securities in the Trust have not exceeded $50,000,000 at that time. At any time after deposits in the Trust have exceeded $50,000,000, the Trust may be so terminated if the net asset value of the Trust falls below $20,000,000. Investors should note that if the net asset value of the Trust should fall below the applicable minimum value, the Sponsor may then in its sole discretion terminate the Trust before the Mandatory Termination Date specified under Investment Summary.

  Foreign Securities. The Trust is concentrated in Securities of non-U.S. issuers directly or through ADRs. The Securities of certain of the issuers contained in the Portfolio may be held both directly and through ADRs. There are certain risks involved in investing in securities of foreign companies which are in addition to the usual risks inherent in United States investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Trust, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities. Since the Trust may invest in securities quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may adversely affect the value of foreign securities in the Portfolio and the net asset value of Units of the Trust. Investment in foreign securities may also result in higher expenses due to the cost of converting foreign currency to United States dollars, the payment of fixed brokerage commissions on certain foreign exchanges, which generally are higher than commissions on domestic exchanges, and expenses relating to foreign custody.

  In addition, for the foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. However, the Sponsor anticipates that adequate information will be available to allow the Sponsor to supervise the Portfolio as set forth in Administration of the Trust--Portfolio Supervision.

  On the basis of the best information available to the Sponsor at the present time, none of the Securities is subject to exchange control restrictions under existing law which would materially interfere with payment to the Trust of dividends due on, or proceeds from sale of, the Securities either because the particular jurisdictions have not adopted any currency regulations of this type or because the issues qualify for an exemption, or the Trust, as an extraterritorial investor, has qualified its purchase of the Securities as exempt by following applicable "validation" or similar regulatory or exemptive procedures. However, there can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payments to the Trust.

  In addition, the adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of international securities in the Portfolio and on the ability of the Trust to satisfy their obligation to redeem Units tendered to the Trustee for redemption (see Redemption).

  American Depositary Shares and Receipts. American Depositary Shares ("ADSs"), and receipts therefor (ADRs), are issued by an American bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. These instruments may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADSs and ADRs are designed for use in the United States securities markets. For purposes of this Prospectus the term ADR generally includes ADSs.

  Exchange Rate Fluctuation. In recent years, foreign exchange rates have fluctuated sharply. Income from foreign equity securities held by the Trust, including those underlying any ADRs held by the Trust, would be payable in the currency of the country of their issuance. However, the Trust will compute their income in United States dollars, and the computation of income will be made on the date of its receipt by the Trust at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currency falls relative to the United States dollar between receipt of the income and its conversion to United States dollars, the risk of such decline will be borne by Holders.

  The Trustee is required to conduct the Portfolio's foreign exchange conversions either on a spot (i.e., cash) or forward foreign exchange basis, whichever will synchronize the currency conversions as exactly as practicable with the settlement dates of the relevant foreign stock or with the dividend distribution dates of the Portfolio, as the case may be. Foreign currency exchange conversions are generally conducted on a principal basis and foreign exchange dealers realize a profit based upon the difference between the price at which they are willing to buy a particular currency (bid price) and the price at which they are willing to sell the currency (offer price). The cost to the Portfolio of engaging in these foreign currency conversions also varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Portfolio evaluations include the cost of buying or selling a forward foreign exchange contract in the relevant currency to correspond to the settlement period for purchases and redemptions of Units.

  In May 1998, the participating countries were announced by European Union ministers, along with the bilateral exchange rates at which the participating currencies will be "locked-in" upon commencement of EMU. The announcement of the forward rates was intended to give the financial markets sufficient warning to avoid a speculative attack on EMU in the run-up to January 1, 1999.

  The eleven (11) countries eligible for the first wave of entry are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. On January 1, 1999, EMU will commence. The exchange rates of the participating countries will be locked-in against each other and the euro. At this time, the euro will become a currency in its own right, and participating national currencies will become sub-denominations of the euro (in the same way that the cent is a sub-denomination of the dollar). From January

1, 1999, all governments' debt will be issued in euros and intergovernmental transactions will take place in the single currency. Commercial banking will be possible in both euros and the national currencies.

  Between January 1, 1999 and July 1, 2002, euro notes and coins will gradually replace the cash of national currencies. Euro cash must be introduced by January 1, 2002 at the latest. By July 1, 2002, domestic currencies will no longer be legal tender.

  European Risk Factors. The economies of individual European countries may differ favorably or unfavorably from the U.S. economy in gross national product, growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. For a number of years, certain European countries have been seeking economic and political unification which would reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries and reduce or eliminate currency fluctuations among these European countries. The Maastricht Treaty on economic and monetary union attempts to provide a stable monetary framework. However, until the EMU takes effect, which is intended to occur January 1, 1999, the countries in the European community will face the need to reinforce monetary cooperation in order to reduce the risk of a recurrence of tensions between domestic and external policy objectives. A recent report of the European Monetary Institute, the precursor of a new, single European central bank, emphasized the need for several prospective member countries to undergo strenuous cost cutting in the coming years. It also warned that high rates of unemployment in many European countries could create a long-term strain on the new currency unless countries change their labor policies, e.g., rigid work rules and high taxes. No assurances can be given that the EMU will take effect or that the changes planned for Europe can be successfully implemented or that these changes will result in higher market prices for the Securities in the Portfolio.

  The risks associated with investing in European Securities may be heightened in the case of investments in smaller European securities markets because of risks due to the inexperience of financial intermediaries, the lack of modern technology, the lack of a sufficient capital base to expand business operations and the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices for securities in those markets.

  Financials/Banking Industries. The Trust may be considered to be concentrated in common stock of companies engaged in the financial services and/or banking industries. The financial services and financial services-related industries will be particularly affected by certain economic, competitive and regulatory developments. In particular, these European financial institutions will need to modify fixed assets (i.e. ATM machines) and will require the technical capability to redenominate into euro accounts and transactions that are open on January 1, 1999. The profitability of financial services companies as a group is largely dependent upon the availability and cost of capital funds which in turn may fluctuate significantly in response to changes in interest rates and general economic conditions. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector. Rising interest rates and inflation may negatively affect certain financial services companies as the costs of lending money, attracting deposits and doing business rise. Insurance companies may be subject to severe price competition. Financial institutions are subject to regulation and supervision by governmental authorities and changes in governmental policies may impact the way financial institutions conduct business. Such governmental regulation may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Also, if government regulation which would further reduce the separation between commercial and investment banking is ultimately enacted, financial services companies may be significantly affected in terms of profitability and competition.

  The financial services industry includes credit card issuers, asset management companies and companies that provide private mortgage insurance, home equity loans, point-of-sale loans for various durable goods and other consumer and commercial loans. Companies in the credit card and certain other businesses are subject to the demands of a competitive market, including increased use of solicitations, target marketing and pricing competition. Because of increased competition, some credit card issuers have pursued customers with lower credit quality and have experienced rising delinquency rates. Profitability for credit card issuers is largely dependent on the ability to generate new receivables as well as on their continued ability to fund themselves by asset securitization, the level of delinquencies and losses and pricing power. Social, legal and economic factors, including inflation, unemployment levels and interest rates, may result in changes in market demand, credit use and payment patterns of customers. No assurance can be given as to what effect these factors may have on the credit card industry. Asset management companies also operate in a competitive environment and their profitability is dependent upon the performance of their funds relative to that of competing firms and to conditions in the equity and fixed income markets in general. Companies in other areas of the financial services industry are dependent on federal housing legislation and other laws and regulations that affect the demand for home equity loans and mortgage insurance. These companies are also subject to insurance laws and regulations in the jurisdictions where they do business. Future changes in laws or regulations relating to this industry may adversely affect market demand, restrict premium rates or otherwise impair transactions in this industry. Companies in this industry are exposed to credit risk and may be adversely affected by economic events such as national or regional economic recession, falling housing prices, rising unemployment rates and changes in interest rates.

  The activities of banks and bank holding companies are subject to comprehensive regulation which is expected to continue to change over the life of the Trust. In addition, regulators require banks and thrifts to maintain minimum capital requirements; to the extent additional equity is issued to meet the requirements, outstanding equity holdings will be diluted. The enactment of any new legislation or regulations, or any change in interpretation of enforcement of existing laws or regulations, may affect the profitability of participants in the banking industry.

  Banks are subject to substantial competition from other banking and thrift institutions and from other financial service institutions for deposits, as well as corporate and retail customers. To the extent a bank's portfolio is concentrated in assets related to a particular industry or geographic region, the bank's operating results will be adversely affected by depressed conditions in certain markets, including real estate, agriculture and energy. Profitability, therefore, is subject to significant fluctuation. Banks are also exposed to the risks of a deflationary economy, which may diminish the value of a bank's direct investments and contribute to loan defaults if the value of secured property or other collateral for loans declines.

  Technology/Telecommunications Industries. The Trust may be considered to be concentrated in common stock of companies engaged in technology related and/or telecommunications industries.

  The Trust's investments in securities of technology related companies present certain risks that may not exist to the same degree in other types of investments. Technology stocks, in general, tend to be relatively volatile as compared to other types of investments. Any such volatility will be reflected in the value of the Trust's Units. The technology and science areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve. Competitive pressures may have a significant effect on the financial condition of companies in the technology sector. For example, if technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing. Further, companies in the technology industry spend heavily on research and development and are subject to the risk that their products or services may not prove commercially successful or may become obsolete quickly.

  Certain companies whose securities are included in the Trust are engaged in providing local, long-distance and wireless services, in the manufacture of telecommunications products and in a wide range of other activities including directory publishing, information systems and the operation of voice, data and video telecommunications networks.

  Payment on common stocks of companies in the telecommunications industry, including local, long-distance and cellular service, the manufacture of telecommunications equipment, and other ancillary services, is generally dependent upon the amount and growth of customer demand, the level of rates permitted to be charged by regulatory authorities and the effects of inflation on the cost of providing services and the rate of technological innovation. To meet increasing competition, companies may have to commit substantial capital, particularly in the formulation of new products and services using new technology. Telecommunications companies are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. As a result, competitive pressures are intense and the securities of such companies may be subject to significant price volatility.

  The international companies in the Trust consist predominantly of former government owned telecommunications systems that have been privatized in states. The Sponsor cannot predict whether such privatization will continue in the future or what, if any, effect this will have on the Trust.

  Liquidity. Since sales of the Securities by the Trust will be effected largely in foreign securities markets, investors should realize that many of the Securities may be traded in foreign countries where the securities markets are not as developed or efficient as those of the United States. Foreign securities markets, although growing in volume, generally have substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. To the extent the liquidity of these foreign facilities markets becomes impaired, the ability of the Trust to respond to a substantial volume of requests for redemption of Units received at or about the same time could be adversely affected. This might occur, for example, as a result of economic or political turmoil in a country in whose currency the Portfolio had a substantial portion of its assets invested, or should relations between the United States and such foreign country deteriorate markedly.

  Whether or not the Securities are listed on a national securities exchange, the principal trading market for the Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or of the liquidity of the Securities in any markets made. In addition, the Trust may be restricted under the Investment Company Act of 1940 from selling Securities to the Sponsor. The price at which the Securities may be sold to meet redemptions and the value of the Units will be adversely affected if trading markets for the Securities are limited or absent.

  Year 2000 Issue. The Trust, like other businesses and entities, may be adversely affected if the computer systems used by the Sponsor and Trustee or other service providers to the Trust do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Sponsor and Trustee are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that they use; and to obtain reasonable assurances that comparable steps are being taken by the Trust's other service providers. However, there can be no assurance that the Year 2000 Problem will be properly or timely resolved so as to avoid any adverse affects to the Trust. The Year 2000 Problem may thus also adversely affect issuers of the Securities contained in the Trust, to varying degrees based upon various factors. The Sponsor is unable to predict what affect, if any, the Year 2000 Problem will have on such issuers.

TAXES

  The following discussion addresses only the tax consequences of Units held as capital assets and does not address the tax consequences of Units held by dealers, financial institutions or insurance companies.

  In the opinion of Battle Fowler LLP, special counsel for the Sponsor, under existing law:

    1. The Trust is not an association taxable as a corporation for Federal income tax purposes, and income received by a Trust will be treated as income of the Holders in the manner set forth below.

    2. Each Holder will be considered the owner of a pro rata portion of each Security in a Trust under the grantor trust rules of Sections 671-679 of the Internal Revenue Code of 1986, as amended (the "Code"). A Holder should determine its tax cost for each Security represented by its Units by allocating the total cost for its Units, including the sales charge, among each Security in a Trust represented by its Units (in proportion to the fair market values thereof on the date the Holder purchases its Units).

    3. A Holder will be considered to have received all of the dividends paid on its pro rata portion of each Security and any gain or loss resulting from the conversion of foreign currency into U.S. dollars when such dividends are received or amounts are converted by the Trust, even if the Holder does not actually receive such distributions because all or a portion of them are subject to withholding taxes, used to pay a portion of the Trust's expenses, or reinvested pursuant to the Reinvestment Plan. An individual Holder who itemizes deductions will, subject to certain limitations based on adjusted gross income levels, be entitled to deduct its pro rata share of fees and expenses paid by a Trust only to the extent that this amount, together with the Holder's other miscellaneous deductions, exceeds 2% of its adjusted gross income.

  Distributions with respect to corporate equity securities held by the Trust that are taxable as ordinary income to Holders will constitute dividends for Federal income tax purposes but will generally not be eligible for the dividends-received deduction. That deduction, which is available to corporations (other than "S" corporations and certain other corporations that are not eligible for such deduction) and which is not available for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax, generally applies only to the extent of dividends received from domestic corporations. The dividends-received deduction is currently 70%. Congress from time to time considers proposals to reduce this percentage.

  A distribution of Securities by the Trustee to a Holder (or to its agent, including the Distribution Agent) upon redemption of Units will not be a taxable event to the Holder or to other Holders. The redeeming or exchanging Holder's basis for such Securities will be equal to its basis for the same Securities (previously represented by its Units) prior to such redemption or exchange, and its holding period for such Securities will include the period during which it held its Units. However, a Holder will have a taxable gain or loss, which will be a capital gain or loss except in the case of a dealer, when the Holder (or its agent, including the Distribution Agent) sells the Securities so received in redemption, when a redeeming or exchanging Holder receives cash in lieu of fractional shares, when the Holder sells its Units or when the Trustee sells the Securities from the Trust.

  Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, capital gains realized by noncorporate taxpayers are taxable at a maximum rate of 20% if the taxpayer has a holding period of more than one year. The deduction of capital losses is subject to limitations.

  The Trust may hold Securities or ADRs of foreign corporations. For United States income tax purposes, a holder of ADRs is treated as though it were holding directly the shares of the foreign corporation represented by the ADRs. Dividends paid by foreign issuers generally will be subject to foreign withholding tax, which may entitle Holders to a foreign tax credit (or deduction) against their U.S. income tax liability, subject to the limitations applicable to the use of the foreign tax credit. Amounts withheld on payments to the Trust may be greater than the amounts that would be withheld if the shares were held directly by a U.S. Holder. The trust will report as gross income earned by U.S. Holders their pro rata shares of such dividends, including their pro rata shares of any corresponding amounts of foreign tax withheld and their pro rata shares of any income or loss resulting from currency conversion transactions. Capital gains attributable to the Units or the underlying securities may also be subject to taxes by certain of those jurisdictions.

  Under the income tax laws of the State and City of New York, the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Holders in the same manner as for Federal income tax purposes.

  The foregoing discussion relates only to the tax treatment of U.S. Holders with regard to Federal and certain aspects of New York State and City income taxes. Holders that are not U.S. citizens or residents ("Foreign Holders") should be aware that dividend distributions from a Trust attributable to any dividends received by the Trust from domestic and certain foreign corporations will be subject to a U.S. withholding tax of 30%, or a lower treaty rate, and under certain circumstances gain from the disposition of Securities or Units may also be subject to Federal income tax. However, it is expected that income earned by Holders who are Foreign Holders will not be U.S. source income and will not be subject to any U.S. withholding tax. Holders may be subject to taxation in New York or in other jurisdictions (including a Foreign Holder's country of residence) and should consult their own tax advisers in this regard.

                                     * * *

  After the end of each fiscal year the Trustee will furnish to each Holder of the Trust a statement containing information relating to the dividends received by the Trust on the Securities, the gross proceeds received by the Trust from the disposition of any Security (resulting from redemption or the sale by the Trust of any Security), and the fees and expenses paid by the Trust. The Trustee will also furnish an information return to each Holder and to the Internal Revenue Service.

RETIREMENT PLANS

  This Trust may be well suited for purchase by Individual Retirement Accounts ("IRAs"), Keogh plans, pension funds and other qualified retirement plans. Generally, capital gains and income received in each of the foregoing plans are exempt from Federal taxation. All distributions from such plans (other than from certain IRAs known as "Roth IRAs") are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging or tax-deferred rollover treatment. Holders of Units in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms, including the Sponsor of this Trust, and other financial institutions. Fees and charges with respect to such plans may vary.

  Before investing in the Trust, the trustee or investment manager of an employee benefit plan (e.g., a pension or profit sharing retirement plan) should consider among other things (a) whether the investment is prudent under the Employee Retirement Income Security Act of 1974 ("ERISA"), taking into account the needs of the plan and all of the facts and circumstances of the investment in a Trust; (b) whether the investment satisfies the diversification requirement of Section 404(a)(1)(C) of ERISA; and (c) whether the assets of the Trust are deemed "plan assets" under ERISA and the Department of Labor regulations regarding the definition of "plan assets."

PUBLIC SALE OF UNITS

PUBLIC OFFERING PRICE

  The Public Offering Price of the Units for the Trust is computed by adding to the aggregate value of the Securities in the Trust (as determined by the Trustee) and any cash held to purchase Securities, divided by the number of Units of the Trust outstanding, the applicable Initial Sales Charge. In addition, during the initial public offering period a portion of the Public Offering Price per 1,000 Units also consists of an amount sufficient to reimburse the Sponsor for the payment of all or a portion of the cost incurred in organizing and offering the Trust, see Expenses and Changes Initial Expenses. The total sales charge consists of an Initial Sales Charge and Deferred Sales Charge equal, in the aggregate, to a maximum charge prior to the Special Redemption Date of 2.75% of the Pubic Offering Price (2.778% of the net amount invested in Securities). The Initial Sales Charge is computed by deducting the Deferred Sales Charge ($17.50 per 1,000 Units) from the aggregate sales charge prior to the Special Redemption Date. On September 15, 1998, the Initial Sales Charge is $9.97 per 1,000 Units or 1.00% of the Public Offering Price. The Initial Sales Charge is deducted from the purchase price of a Unit at the time of purchase and paid to the Sponsor. The Deferred Sales Charge is a monthly charge of $2.50 per 1,000 Units and is accrued in seven monthly installments on the Deferred Sales Charge Payment Dates (commencing March 1, 1999 through September 1, 1999 and will be charged to the Capital Account. If a Deferred Sales Charge Payment Date is not a business day, the payment will be charged to the Trust on the next business day. In addition, Holders who select to hold Units after the Special Redemption Date will be subject to an additional Deferred Sales Charge of $17.50 per 1,000 Units which will accrue in seven monthly installments on the Deferred Sales Charge Payment Dates commencing on November 1, 1999 through May 1, 2000 and will be charged to the Capital Account. As a result, the maximum total sales charge assessed to such Holders who elect to hold Units through the Mandatory Termination Date of the Trust will be 4.50% of the Public Offering Price (4.712% of the net amount invested in Securities) (assuming a $1,000 Public Offering Price per 1,000 Units; due to fluctuations in the value of the securities, the total maximum sales charge may be more than 4.5% of the Public Offering Price). To the extent the entire first year Deferred Sales Charge of $17.50 per 1,000 Units has not been so deducted at the time of repurchase or redemption of units prior to October 25, 1999 any unpaid amount will be deducted from the proceeds or in calculating an in kind distribution. Similarly, to the extent the second year Deferred Sales Charge of 17.50 per 1,000 Units has not been so deducted at the time of repurchase or redemption of Units after the Special Redemption Date but prior to September 29, 2000, any unpaid amount will be deducted from the proceeds or in calculating an in kind distribution. However, any remaining deferred sales charge will be refunded by the Sponsor when Units of any European Monetary Union Portfolio are repurchased or redeemed. Units purchased pursuant to the Reinvestment Plan are subject only to the remaining applicable Deferred Sales Charge deduction (see Reinvestment Plan).

  Purchasers on September 16, 1998 (the first day Units will be available to the public) will be able to purchase Units at $1.00 each (including the initial sales charge). To allow Units to be priced at $1.00, the Units outstanding as of the Evaluation Time on September 16, 1998 (all of which are held by the Sponsor) will be split (or split in reverse). The Public Offering Price on any subsequent date will vary from the Public Offering Price on the date of the initial Prospectus (set forth under Investment Summary) in accordance with fluctuations in the aggregate value of the underlying Securities. Units will be sold to investors at the Public Offering Price next determined after receipt of the investor's purchase order. A proportionate share of the amount in the Income Account (described under Administration of the Trust--Accounts and Distributions) on the date of delivery of the Units to the purchaser is added to the Public Offering Price.

  The sales charge applicable to quantity purchases is reduced on a graduated scale for sales to any purchaser of at least 50,000 Units. Sales charges are as follows:

                                     FIRST YEAR          CUMULATIVE TWO YEAR
                                    SALES CHARGES           SALES CHARGES
                                --------------------- -------------------------
                                PERCENT OF PERCENT OF                PERCENT OF
                                 OFFERING  NET AMOUNT   PERCENT OF   NET AMOUNT
NUMBER OF UNITS*                  PRICE     INVESTED  OFFERING PRICE  INVESTED
----------------                ---------- ---------- -------------- ----------
Fewer than 50,000..............    2.75%     2.778%        4.50%       4.712%
50,000 but less than 100,000...    2.50%     2.519%        4.25%       4.439%
100,000 but less than 250,000..    2.00%     2.005%        3.75%       3.896%
250,000 but less than
 1,000,000.....................    1.75%     1.750%        3.50%       3.627%
1,000,000 or more..............    1.00%     1.000%        2.75%       2.828%

  The above graduated sales charges will apply to all purchases on any one day by the same purchaser of Units in the amounts stated. Purchases of Units will not be aggregated with purchases of units of any other series of Equity Focus Trusts. Units held in the name of the spouse of the purchaser or in the name of a child of the purchaser under 21 years of age are deemed to be registered in the name of the purchaser for purposes of calculating the applicable sales charge. The graduated sales charges are also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account.

  Valuation of Securities by the Trustee is made as of the close of business on the New York Stock Exchange on each business day. Securities quoted on a foreign securities exchange (based on the U.S. dollar equivalent), national stock exchange or Nasdaq National Market are valued at the last reported closing sale price, or, if no closing sales price exists, at the mean between the closing bid and offer prices. Securities not so quoted are valued at the mean between bid and offer prices.

  The holders of units of any affiliated unit investment trust with an initial sales charge of 1.00% and a one or two year life (the "Exchangeable Series") may exchange units of the Exchangeable Series for units of the Trust at their relative net asset values, subject only to the applicable deferred sales charge. An exchange of Exchangeable Series for Units of the Trust will generally be a taxable event.

------------
* The breakpoint sales charges are also applied on a dollar basis utilizing a breakpoint equivalent in the above table of $1.00 per Unit and will be applied on whichever basis is more favorable to the investor.

  Employees of the Sponsor and its subsidiaries, affiliates and employee-related accounts may purchase Units pursuant to employee benefit plans, at a price equal to the aggregate value of the Securities in the Trust divided by the number of Units outstanding only subject to the applicable deferred sales charge. Sales to these plans involve less selling effort and expense than sales to employee groups of other companies.

PUBLIC DISTRIBUTION

  Units will be distributed to the public at the Public Offering Price through the Sponsor, as sole underwriter of the Trusts, and may also be distributed through dealers.

  The Sponsor intends to qualify Units of the Trust for sale in all states of the United States where qualification is deemed necessary through the Sponsor and dealers who are members of the National Association of Securities Dealers, Inc. Sales to dealers, if any, will initially be made at prices which represent a concession from the Public Offering Price per Unit to be established at the time of sale by the Sponsor.

UNDERWRITER'S AND SPONSOR'S PROFITS

  The Sponsor, as sole underwriter, receives a gross underwriting commission equal to the sales charge of 4.50% of the Public Offering Price (4.712% of the Public Offering Price) subject to reduction on a graduated scale basis in the case of volume purchases, and subject to reduction for purchasers as described under Public Offering Price above.

  On the Initial Date of Deposit, the Sponsor also realized a profit or loss on deposit of the Securities into the Trust in the amount set forth under Investment Summary, which equals the difference between the cost of the Securities to the Trust (which is based on the aggregate value of the Securities on the Date of Deposit) and the purchase price of such Securities to the Sponsor. In the event that subsequent deposits are effected by the Sponsor with the deposit of Securities (as opposed to cash or a letter of credit) with respect to the sale of additional Units to the public, the Sponsor similarly may realize a profit or loss. The Sponsor also may realize profits or sustain losses as a result of fluctuations after the Initial Date of Deposit in the aggregate value of the Securities and hence of the Public Offering Price received by the Sponsor for Units. Cash, if any, made available by buyers of Units to the Sponsor prior to the settlement dates for purchase of Units may be used in the Sponsor's business and may be of benefit to the Sponsor.

  The Sponsor also receives an annual fee at the maximum rate of $.25 per 1,000 Units for the administrative and other services which it provides during the life of the Trust (see Expenses and Charges -- Fees). The Sponsor has not participated as sole underwriter or manager or member of any underwriting syndicate from which any of the Securities in the Portfolios on the Initial Date of Deposit were acquired, except as indicated under Portfolio.

  In maintaining a market for the Units (see Market for Units), the Sponsor will also realize profits or sustain losses in the amount of any difference between the prices at which it buys Units (based on the aggregate value of the Securities) and the prices at which it resells such Units (which include the sales charge) or the prices at which the Securities are sold after it redeems such Units, as the case may be.

MARKET FOR UNITS

  While the Sponsor is not obligated to do so, its intention is to maintain a market for Units and offer continuously to purchase Units from the Initial Date of Deposit at prices, subject to change at any time, which will be computed by adding (1) the aggregate value of Securities in the Trust, (2) amounts in the Trust including dividends receivable on stocks trading ex-dividend and (3) all other assets in a Trust; deducting therefrom the sum of (a) taxes or other governmental charges against the Trust not previously deducted, (b) accrued fees and expenses of the Trustee (including legal and auditing expenses), the Sponsor and counsel to the Trust and certain other expenses and (c) amounts for distribution to Holders of record as of a date prior to the evaluation; and dividing the result of such computation by the number of Units outstanding as of a date prior to the evaluation; and dividing the result of such computation by the number of Units outstanding as of the date of computation. The Sponsor may discontinue purchases of Units if the supply of Units exceeds demand or for any other business reason. The Sponsor, of course, does not in any way guarantee the enforceability, marketability or price of any Securities in the Portfolios or of the Units. On any given day, however, the price offered by the Sponsor for the purchase of Units shall be an amount not less than the Redemption Price per Unit, based on the aggregate value of Securities in the Trust on the date on which the Units of the Trust are tendered for redemption (see Redemption).

  The Sponsor may, of course, redeem any Units it has purchased in the secondary market to the extent that it determines that it is undesirable to continue to hold such Units in its inventory. Factors which the Sponsor will consider in making such a determination will include the number of units of all series of unit trusts which it has in its inventory, the saleability of such units and its estimate of the time required to sell such units and general market conditions. For a description of certain consequences of such redemption for the remaining Holders, see Redemption.

REDEMPTION

  Units may be redeemed by the Trustee at its corporate trust office upon payment of any relevant tax without any other fee, accompanied by a written instrument or instruments of transfer with the signature guaranteed by a national bank or trust company, a member firm of any of the New York, Midwest or Pacific Stock Exchanges, or in such other manner as may be acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

  The Trustee is empowered to sell Securities in order to make funds available for redemption if funds are not otherwise available in the Capital and Income Accounts to meet redemptions (see Administration of the Trust--Accounts and Distribution). The Securities to be sold will be selected by the Trustee from those designated on the current list provided by the Sponsor for this purpose. Provision is made in the Indenture under which the Sponsor may, but need not, specify minimum amounts in which blocks of Securities are to be sold in order to obtain the best price for the Trust. While these minimum amounts may vary from time to time in accordance with market conditions, the Sponsor believes that the minimum amounts which would be specified would be a sufficient number of shares to obtain institutional rates of brokerage commissions (generally between 1,000 and 5,000 shares).

  The Trustee will redeem Units "in kind" upon request of a redeeming Holder if the Holder tenders at least 250,000 Units. Thus, a Holder tendering at least 250,000 Units will be able (except during a period described in the last paragraph under this heading), not later than the seventh calendar day following such tender (or if the seventh calendar day is not a business day, on the first business day prior thereto), to receive in kind an amount per Unit equal to the Redemption Price per Unit (computed as described in Redemption--Computation of Redemption Price per Unit) as determined as of the day of tender. The Redemption Price per Unit for in kind distributions (the "In Kind Distribution") will take the form of the distribution of whole and fractional shares of each of the Securities in the amounts and the appropriate proportions represented by the fractional undivided interest in the Trust of the Units tendered for redemption (based upon the Redemption Price per Unit), except that with respect to any foreign Security not held in ADR form, the value of that Security will be distributed in cash.

  In Kind Distributions on redemption of a minimum of 250,000 Units will be held by the Chase Manhattan Bank, as Distribution Agent, for the account, and for disposition in accordance with the instructions of, the tendering Holder as follows:

    (a) If the tendering Holder requests cash payment, the Distribution Agent shall sell the In Kind Distribution as of the close of business on the date of tender and remit to the Holder not later than seven calendar days thereafter the net proceeds of sale, after deducting brokerage commissions and transfer taxes, if any, on the sale. The Distribution Agent may sell the Securities through the Sponsor, and the Sponsor may charge brokerage commissions on those sales. Since these proceeds will be net of brokerage commissions, Holders who wish to receive cash for their Units should always offer them for sale to the Sponsor in the secondary market before seeking redemption by the Trustee. The Trustee may offer Units tendered for redemption and cash liquidation to it to the Sponsor on behalf of any Holder to obtain this more favorable price for the Holder.

    (b) If the tendering Holder requests distribution in kind, the Distribution Agent (or the Sponsor acting on behalf of the Distribution Agent) shall sell any portion of the In Kind Distribution represented by fractional interests in accordance with the foregoing and distribute net cash proceeds to the tendering Holder together with certificates representing whole shares of each of the Securities that comprise the In Kind Distribution. (The Trustee may, however, offer the Sponsor the opportunity to purchase the tendered Units in exchange for the numbers of shares of each Security and cash, if any, which the Holder is entitled to receive. The tax consequences to the Holder would be identical in either case.)

  Any amounts paid on redemption representing income received will be withdrawn from the Income Account to the extent funds are available (an explanation of such Account is set forth under Administration of the Trust-- Accounts and Distributions). In addition, in implementing the redemption procedures described above, the Trustee and the Distribution Agent shall make any adjustments necessary to reflect differences between the Redemption Price of the Units and the value of the In Kind Distribution as of the date of tender. To the extent that Securities are distributed in kind, the size of the Trust will be reduced.

  A Holder may tender Units for redemption on any weekday (a "Tender Day") which is not one of the following: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving or Christmas. The right of redemption may be suspended and payment postponed for any period, determined by the Securities and Exchange Commission ("SEC"), (1) during which the New York Stock Exchange, Inc. is closed other than for customary weekend and holiday closings, (2) during which the trading on that Exchange is restricted or an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable or (3) for such periods as the SEC may by order permit.

COMPUTATION OF REDEMPTION PRICE PER UNIT

  Redemption Price per Unit is computed by the Trustee as of the Evaluation Time on each June 30 and December 31 (or the last business day prior thereto), as of the Evaluation Time next following the tender of any

Unit for redemption on any Tender Day, and on any other business day desired by the Trustee or the Sponsor, by adding (1) the aggregate value of the Securities determined by the Trustee, (2) amounts in the Trust including dividends receivable on stocks trading ex-dividend (with appropriate adjustments to reflect monthly distributions made to Holders) and (3) all other assets in the Trust; deducting therefrom the sum of (a) taxes or other governmental charges against the Trust not previously deducted, (b) accrued fees and expenses of the Trustee (including legal and auditing expenses), the Sponsor and counsel to the Trust and certain other expenses and (c) amounts for distribution to Holders of record as of a date prior to the evaluation; and dividing the result of such computation by the number of Units outstanding as of the date thereof. As of the close of the initial public offering period the Redemption Price per 1,000 Units will be reduced to reflect the payment of the per 1,000 Unit organization costs to the Sponsor.

  The aggregate value of the Securities shall be determined by the Trustee in good faith in the following manner: if the Securities are listed on a foreign securities exchange, or a national securities exchange or NASDAQ National Market System, such evaluation shall generally be based on the closing sale price on such exchange (unless the Trustee deems such price inappropriate as a basis for evaluation) or, if there is no closing sale price on such exchange, at the mean between the closing offering and bid side evaluation. If the Securities are not so listed or, if so listed and the principal market therefor is other than on such exchange, such evaluation shall generally be made by the Trustee in good faith based at the mean between current bid and offer prices on the over-the-counter market (unless the Trustee deems such mean inappropriate as a basis for evaluation) or, if bid and offer prices are not available, (1) on the basis of the mean between current bid and offer prices for comparable securities, (2) by the Trustee's appraising the value of the Securities in good faith at the mean between the bid side and the offer side of the market or (3) by any combination thereof.

EXPENSES AND CHARGES

  Initial Expenses -- Investors will reimburse the Sponsor on a per 1,000 Units basis, for all or a portion of the estimated costs incurred in organizing the Trust--including the cost of the initial preparation, printing and execution of the registration statement and the indenture, Federal and State registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket costs. The estimated organization costs will be paid from the assets of the Trust as of the close of the initial public offering period. To the extent that actual organization costs are less than the estimated amount, only the actual organization costs will be deducted from the assets of the Trust. To the extent that actual organization costs are greater than the estimated amount, only the estimated organization costs included in the Public Offering Price will be reimbursed to the Sponsor. Any balance of the expenses incurred in establishing the Trust, as well as advertising and selling expenses, will be paid by the Underwriters at no cost to the Trust.

  Fees -- The Trustee's and Sponsor's fees are set forth under Investment Summary. The Trustee receives for its services as Trustee and Distribution Agent payable in monthly installments, the amount set forth under Investment Summary. The Trustee's fee (in respect of services as Trustee), payable monthly, is based on the largest number of Units outstanding during the preceding month. Certain regular and recurring expenses of the Trust, including certain mailing and printing expenses and the costs of foreign custody of Securities, are borne by the Trust. The Trustee receives benefits to the extent that it holds funds on deposit in the various non-interest bearing accounts created under the Indenture. The Sponsor's fee, which is earned for trust supervisory services, is based on the largest number of Units outstanding during the year. The Sponsor's fee, which is not to exceed the maximum amount set forth under Investment Summary, may exceed the actual costs of providing supervisory services for the Trust, but at no time will the total amount the Sponsor receives for trust supervisory services rendered to all series of Salomon Smith Barney Unit Trusts in any calendar year exceed the aggregate cost to it of supplying these services in that year. In addition, the Sponsor may also be reimbursed for bookkeeping or other administrative services provided to the Trust in amounts not exceeding its cost of providing those services. The fees of the Trustee and Sponsor may be increased without approval of Holders in proportion to increases under the classification "All Services Less Rent" in the Consumer Price Index published by the United States Department of Labor.

  Other Charges -- These include: (1) fees of the Trustee for extraordinary services (for example, making distributions due to failure of contracts for Securities), (2) expenses of the Trustee incurred for the benefit of the Trust (including legal and auditing expenses) and expenses of counsel designated by the Sponsor, (3) various governmental charges and fees and expenses for maintaining the Trust's registration statement current with Federal and State authorities, (4) expenses and costs of action taken by the Sponsor, in its discretion, or the Trustee, in its discretion, to protect the Trust and the rights and interests of Holders (for example, expenses in exercising the Trust's rights under the underlying Securities), (5) indemnification of the Trustee for any losses, liabilities and expenses incurred without gross negligence, bad faith or willful misconduct on its part, (6) indemnification of the Sponsor for any losses, liabilities and expenses incurred without gross negligence, bad faith, willful misconduct or reckless disregard of their duties and (7) expenditures incurred in contacting Holders upon termination of the Trust. The amounts of these charges and fees are secured by a lien on the Trust.

  Payment of Expenses -- Funds necessary for the payment of the above fees will be obtained in the following manner: (1) first, by deductions from the Capital Accounts (see below); (2) to the extent the Capital Account funds are insufficient, by distribution from the Income Accounts (see below) (which will reduce income distributions from the Accounts); (3) to the extent the Income and Capital Accounts are insufficient, by selling Securities from the Portfolio and using the proceeds to pay the expenses (thereby reducing the net asset value of the Units).

  Since the Securities are all common stocks, and the income stream produced by dividend payments thereon is unpredictable (see Description of the Trust-- Risk Factors), the Sponsor cannot provide any assurance that dividends will be sufficient to meet any or all expenses of the Trust. If dividends are insufficient to cover expenses, it is likely that Securities will have to be sold to meet Trust expenses. Any such sales may result in capital gains or losses to Holders. See Description of the Trust--Taxes.

ADMINISTRATION OF THE TRUST

RECORDS

  The Trustee keeps records of the transactions of the Trust at its corporate trust office including names, addresses and holdings of all Holders of record, a current list of the Securities and a copy of the Indenture. Such records are available to Holders for inspection at reasonable times during business hours.

ACCOUNTS AND DISTRIBUTIONS

  Dividends payable to the Trust are credited by the Trustee to an Income Account, as of the date on which the Trust is entitled to receive such dividends as a holder of record of the Securities. All other receipts (i.e., return of capital, stock dividends, if any, and gains) will be credited by the Trustee to a Capital Account. If a Holder elects to receive its distribution in cash, any income distribution for the Holder as of each Record Day will be made on the following Distribution Day or shortly thereafter and shall consist of an amount equal to the Holder's pro rata share of the distributable balance in the Income Account as of such Record Day, after deducting estimated expenses. The first distribution for persons who purchase Units between a Record Day and a Distribution Day will be made on the second Distribution Day following their purchase of Units. In addition, amounts from the Capital Account may be distributed from time to time to Holders of Record. No distribution need be made from the Capital Account if the balance therein is less than an amount sufficient to distribute $5.00 per 1,000 Units. The Trustee may withdraw from the Income Account, from time to time, such amounts as it deems requisite to establish a reserve for any taxes or other governmental charges that may be payable out of the Trust. Funds held by the Trustee in the various accounts created under the Indenture do not bear interest. Distributions of amounts necessary to pay the Deferred Sales Charge will be made from the Capital Account to an account maintained by the Trustee for purposes of satisfying investors' sales charge obligations. Although the Sponsor may collect the Deferred Sales Charge monthly, to keep Units more fully invested the Sponsor currently does not anticipate Sales of Securities to pay the Deferred Sales Charge until after the last Deferred Sales Charge Payment Date. Proceeds of the disposition of any Securities not used to pay the Deferred Sales Charge or to redeem Units will be held in the Capital Account and distributed on the Final Distribution upon termination of the Trust.

  Purchases at Market Discount -- Certain of the shareholder dividend reinvestment, stock purchase or similar plans maintained by issuers of the Securities offer shares pursuant to such plans at a discount from market value. Subject to any applicable regulations and plan restrictions, the Sponsor intends to direct the Trustee to participate in any such plans to the greatest extent possible taking into account the Securities held by the Trust in the issuers offering such plans. In such event, the Indenture requires that the Trustee forthwith distribute in kind to the Distribution Agent the Securities received upon any such reinvestment to be held for the accounts of the Holders in proportion to their respective interests in the Trust. It is anticipated that Securities so distributed shall immediately be sold. Therefore, the cash received upon such sale, after deducting sales commissions and transfer taxes, if any, will be used for cash distributions to Holders.

  The Trustee will follow a policy that it will place securities transactions with a broker or dealer only if it expects to obtain the most favorable prices and executions of orders. Transactions in securities held in the Trust are generally made in brokerage transactions (as distinguished from principal transactions) and the Sponsor or any of its affiliates may act as brokers therein if the Trustee expects thereby to obtain the most favorable prices and execution. The furnishing of statistical and research information to the Trustee by any of the securities dealers through which transactions are executed will not be considered in placing securities transactions.

TRUST SUPERVISION

  The Trust is a unit investment trust which normally follows a buy and hold investment strategy and is not actively managed. However, the Portfolio is regularly reviewed. Traditional methods of investment management for a managed fund (such as a mutual fund) typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. The Portfolio of the Trust, however, will not be actively managed and therefore the adverse financial condition of an issuer will not necessarily require the sale of its Securities from the Portfolio. However, while it is the intention of the Sponsor to continue the Trust's investment in the Securities in the original proportions, it has the power but not the obligation to direct the disposition of the Securities upon institution of certain legal proceedings, default under certain documents adversely affecting future declaration or payment of anticipated dividends, or a substantial decline in price or the occurrence of materially adverse credit factors that, in the opinion of the Sponsor, would make the retention of the Securities detrimental to the interests of the Holders. The Sponsor intends to review the desirability of retaining in the Portfolio any Security if its Investment Rating is reduced below 3 by the Sponsor's Research Department. The

Sponsor is authorized under the Indenture to direct the Trustee to invest the proceeds of any sale of Securities not required for redemption of Units in eligible money market instruments having fixed final maturity dates no later than the next Distribution Day (at which time the proceeds from the maturity of said instrument shall be distributed to Holders) which are selected by the Sponsor and which will include only the following instruments:

    (i) Negotiable certificates of deposit or time deposits of domestic banks which are members of the Federal Deposit Insurance Corporation and which have, together with their branches or subsidiaries, more than $2 billion in total assets, except that certificates of deposit or time deposits of smaller domestic banks may be held provided the deposit does not exceed the insurance coverage on the instrument (which currently is $100,000), and provided further that the Trust's aggregate holding of certificates of deposit or time deposits issued by the Trustee may not exceed the insurance coverage of such obligations and (ii) U.S. treasury notes or bills.

  In the event a public tender offer is made for a Security or a merger or acquisition is announced affecting a Security, the Sponsor may instruct the Trustee to tender or sell the Security on the open market when in its opinion it is in the best interest of the Holders of the Units to do so. In addition, the Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new Securities in exchange or substitution for any Securities except that the Sponsor may instruct the Trustee to accept or reject such an offer to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer failed to declare or pay anticipated dividends with respect to such Securities or (2) in the written opinion of the Sponsor the issuer will probably fail to declare or pay anticipated dividends with respect to such Securities in the reasonably foreseeable future. Any Securities so received in exchange or substitution shall be sold unless the Sponsor directs that they be held by the Trustee subject to the terms and conditions of the Indenture to the same extent as Securities originally deposited thereunder. If a Security is eliminated from a Portfolio and no replacement security is acquired, the Trustee shall within a reasonable period of time thereafter notify Holders of the Trust of the sale of the Security. Except as stated in this and the following paragraphs, the Trust may not acquire any securities other than (1) the Securities and (2) securities resulting from stock dividends, stock splits and other capital changes of the issuers of the Securities.

  The Sponsor is authorized to direct the Trustee to acquire replacement Securities ("Replacement Securities") to replace any Securities, for which purchase contracts have failed ("Failed Securities"), or, in connection with the deposit of Additional Securities, when Securities of an issue originally deposited are unavailable at the time of subsequent deposit, as described more fully below. Replacement Securities that are replacing Failed Securities will be deposited into the Trust within 110 days of the date of deposit of the contracts that have failed at a purchase price that does not exceed the amount of funds reserved for the purchase of Failed Securities. The Replacement Securities shall satisfy certain conditions specified in the Indenture including, among other conditions, requirements that the Replacement Securities shall be publicly-traded common stocks; shall be issued by an issuer subject to or exempt from the reporting requirements under Section 13 or 15(d) of the Securities Exchange Act of 1934 (or similar provisions of law); shall not result in more than 10% of the Trust consisting of securities of a single issuer (or of two or more issuers which are Affiliated Persons as this term is defined in the Investment Company Act of 1940) which are not registered and are not being registered under the Securities Act of 1933 or result in the Trust owning more than 50% of any single issue which has been registered under the Securities Act of 1933; and shall have, in the opinion of the Sponsor, characteristics sufficiently similar to the characteristics of the other Securities in the Trust as to be acceptable for acquisition by the Trust. Whenever a Replacement Security has been acquired for the Trust, the Trustee shall, on the next Distribution Day that is more than 30 days thereafter, make a pro rata distribution of the amount, if any, by which the cost to that Trust of the Failed Security exceeded the cost of the Replacement Security. If Replacement Securities are not acquired, the Sponsor will, on or before the next following Distribution Day, cause to be refunded the attributable sales charge, plus the attributable Cost of Securities to Trust listed under Portfolios plus income attributable to the Failed Security. Any property received by the Trustee after the Initial Date of Deposit as a distribution on any of the Securities in a form other than cash or additional shares of the Securities received in a non-taxable stock dividend or stock split, shall be retained or disposed of by the Trustee as provided in the Indenture. The proceeds of any disposition shall be credited to the Income or Capital Account of the Trust.

  The Indenture also authorized the Sponsor to increase the size and number of Units of the Trust by the deposit of cash (or a letter of credit) with instructions to purchase Additional Securities, contracts to purchase Additional Securities, or Additional Securities in exchange for the corresponding number of additional Units during the 90-day period subsequent to the Initial Date of Deposit, provided that the original proportionate relationship among the number of shares of each Security established on the Initial Date of Deposit (the "Original Proportionate Relationship") is maintained to the extent practicable. Deposits of Additional Securities subsequent to the 90-day period following the Initial Date of Deposit must replicate exactly the original proportionate relationship among the number of shares of each Security comprising the Portfolio at the end of the initial 90-day period.

  With respect to deposits of cash (or a letter of credit) with instructions to purchase Additional Securities, Additional Securities or contracts to purchase Additional Securities, in connection with creating additional Units of the Trust during the 90-day period following the Initial Date of Deposit, the Sponsor may specify minimum amounts of additional Securities to be deposited or purchased. If a deposit is not sufficient to acquire minimum amounts of each Security, Additional Securities may be acquired in the order of the Security most under-represented immediately before the deposit when compared to the Original Proportionate Relationship. If Securities of an issue originally deposited are unavailable at the time of subsequent deposit or cannot be purchased at reasonable prices or their purchase is prohibited or restricted by law, regulation or policies applicable to the Trust or the Sponsor, the Sponsor may (1) deposit cash or a letter of credit with instructions to purchase the Security when practicable (provided that it becomes available within 110 days after the Initial Date of Deposit) or (2) deposit (or instruct the Trustee to purchase) Securities of one or more other issues originally deposited or (3) deposit or instruct the Trustee to purchase) a Replacement Security that will meet the conditions described above. Any funds held to acquire Additional or Replacement Securities which have not been used to purchase Securities at the end of the 90-day period beginning with the Initial Date of Deposit, shall be used to purchase Securities as described above or shall be distributed to Holders together with the attributable sales charge.

REPORTS TO HOLDERS

  The Trustee will furnish Holders with each distribution a statement of the amount of income and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable period of time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Holder of record a statement (1) as to the Income Account: income received; deductions for applicable taxes and for fees and expenses of the Trustee and counsel, and certain other expenses; amounts paid in connection with redemptions of Units and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount per Unit outstanding on the last business day of such calendar year; (2) as to the Capital Account: the disposition of any Securities (other than pursuant to In Kind Distributions) and the net proceeds received therefrom; the results of In Kind Distributions in connection with redemption of Units; deductions for payment of applicable taxes and for fees and expenses of the Trustee and counsel and certain other expenses, to the extent that the Income

Account is insufficient, and the balance remaining after such distribution and deductions, expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last business day of such calendar year; (3) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Income Account expressed both as total dollar amounts and as dollar amounts per Unit outstanding on the record dates for such distributions.

  In order to enable them to comply with federal and state tax reporting requirements, Holders will be furnished with evaluations of Securities upon request to the Trustee.

BOOK-ENTRY UNITS

  Ownership of Units of the Trust will not be evidenced by certificates. All evidence of ownership of the Units will be recorded in book-entry form either at Depository Trust Company ("DTC") through an investor's broker's account or through registration of the Units on the books of the Trustee. Units held through DTC will be deposited by the Sponsor with DTC in the Sponsor's DTC account and registered in the nominee name CEDE & CO. Individual purchases of beneficial ownership interest in the Trust will be made in book-entry form through DTC or the Trustee. Ownership and transfer of Units will be evidenced and accomplished by book-entries made by DTC and its participants if the Units are evidenced at DTC, or otherwise will be evidenced and accomplished by book-entries made by the Trustee. DTC will record ownership and transfer of the Units among DTC participants and forward all notices and credit all payments received in respect of the Units held by the DTC participants. Beneficial owners of Units will receive written confirmation of their purchase and sale from the broker-dealer or bank from whom their purchase was made. Units are transferable by making a written request properly accompanied by a written instrument or instruments of transfer which should be sent registered or certified mail for the protection of the Unit Holder. Holders must sign such written request exactly as their names appear on the records of the Trust. Such signatures must be guaranteed by a commercial bank or trust company, savings and loan association or by a member firm of a national securities exchange.

AMENDMENT AND TERMINATION

  The Sponsor may amend the Indenture, with the consent of the Trustee but without the consent of any of the Holders, (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, (2) to change any provision thereof as may be required by the SEC or any successor governmental agency and (3) to make such other provisions as shall not materially adversely affect the interest of the Holders (as determined in good faith by the Sponsor). The Indenture may also be amended in any respect by the Sponsor and the Trustee, or any of the provisions thereof may be waived, with the consent of the Holders of 51% of the Units, provided that no such amendment or waiver will reduce the interest in the Trust of any Holder without the consent of such Holder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Holders. The Indenture will terminate upon the earlier of the disposition of the last Security held thereunder or the Mandatory Termination Date specified under Investment Summary. The Indenture may also be terminated by the Sponsor if the value of the Trust is less than the minimum value set forth under Investment Summary (as described under Description of the Trust--Risk Factors) and may be terminated at any time by written instrument executed by the Sponsor and consented to by Holders of 51% of the Units. The Trustee shall deliver written notice of any termination to each Holder of record within a reasonable period of time prior to the termination. Within a reasonable period of time after such termination, the Trustee must sell all of the Securities then held and distribute to each Holder, after deductions of accrued and unpaid fees, taxes and governmental and other charges, such Holder's interest in the Income and Capital Accounts. Such distribution will normally be made by mailing a check in the amount of each Holder's interest in such accounts to the address of such nominee Holder appearing on the record books of the Trustee.

  An investment in Units of the Trust will terminate on or before the (approximately two years from the Initial Date of Deposit). At the termination of the Trust, Holders will be given three options in receiving their terminating distributions: (1) to receive their pro rata share of the underlying Securities in-kind, if they own at least 250,000 Units; (2) to receive cash upon the liquidation of their pro rata share of the underlying Securities; or (3) to invest the amount of cash they would have received upon the liquidation of their pro rata share of the underlying Securities in units of a future series of the Equity Focus Trust, European Monetary Union Portfolio (if one is offered) at a reduced sales charge (see Exchange and Rollover Privileges).

EXCHANGE AND ROLLOVER PRIVILEGES

  Holders may exchange their Units of the Trust into units of any then outstanding series of Equity Focus Trusts--European Monetary Union Portfolio (an "Exchange Series") at their relative net asset values, subject only to the remaining deferred sales charge (as disclosed in the prospectus for the Exchange Series). The exchange option described above will also be available to investors in the Trust who elect to purchase units of an Exchange Series within 60 days of their liquidation of Units in the Trust.

  Holders who retain their Units until the termination of the Trust may reinvest their terminating distributions into units of a subsequent series of Equity Focus Trusts--European Monetary Union Portfolio (the "New Series"), provided one is offered. Such purchaser may be entitled to a reduced sales load (as disclosed in the prospectus for the New Series) upon the purchase of units of the New Series.

  Under the exchange and rollover privilege, the Sponsor's repurchase price would be based upon the market value of the Securities in the Trust portfolio and units in the Exchange Series or New Series will be sold to the Holder at a price based on the aggregate market price of the securities in the portfolio of the Exchange Series or New Series. Exercise of the exchange or rollover privilege by Holders is subject to the following conditions: (i) the Sponsor must have units available of an Exchange Series or New Series during initial public offering or, if such period is completed, must be maintaining a secondary market in the units of the available Exchange Series or New Series and such units must be available in the Sponsor's secondary market account at the time of the Holder's elections; and (ii) exchange will be effected only in whole units. Holders will not be permitted to advance any funds in excess of their redemption in order to complete the exchange. Any excess proceeds received from the Holder for exchange will be remitted to such holder.

  It is expected that the terms of the Exchange Series or New Series will be substantially the same as the terms of the Trust described in this Prospectus, and that similar reinvestment programs will be offered with respect to all subsequent series of the Trust. The availability of these options does not constitute a solicitation of an offer to purchase units of an Exchange Series or a New Series or any other security. A Holder's election to participate in either of these options will be treated as an indication of interest only. Holders should contact their financial professionals to find out what suitable Exchange or New Series is available and to obtain a prospectus. Holders may acquire units of those Series which are lawfully for sale in states where they reside and only those Exchange Series in which the Sponsor is maintaining a secondary market. At any time prior to the exchange by the Holder of units of an Exchange Series, or the purchase by a Holder of units of a New Series, such Holder may change its investment strategy and receive its terminating distribution. An election of either of these options will not prevent the holder from recognizing taxable gain or loss (except in the case of loss, if and to the extent the Exchange or New Series, as the case may be, is treated as substantially identical to the Trust) as a result of the liquidation, even though no cash will be distributed to pay any taxes. Holders should consult their own tax advisers in this regard. The Sponsor reserves the right to modify, suspend or terminate either or both of these reinvestment privileges at any time.

REINVESTMENT PLAN

  Distributions of income and/or principal, if any, on Units held in street name through Salomon Smith Barney Inc. or directly in the name of the Holder, unless the Holder notifies its financial consultant at Salomon Smith Barney Inc. or the Trustee, respectively, to the contrary, will be reinvested automatically in additional Units of the Trust in which the Holder is making such reinvestment at no extra charge pursuant to the Trust's "Reinvestment Plan". If the Holder does not wish to participate in the Reinvestment Plan, the Holder must notify its financial consultant at Salomon Smith Barney Inc. or the Trustee at least ten business days prior to the Distribution Day to which that election is to apply. The election may be modified or terminated by similar notice.

  Distributions being reinvested will be paid in cash to the Sponsor, who will use them to purchase Units of the Trust at the Sponsor's Repurchase Price (the net asset value per Unit without any sales charge) in effect at the close of business on the Distribution Day. These may be either previously issued Units repurchased by the Sponsor or newly issued Units created upon the deposit of additional Securities in the Trust (see Description of the Trust--Structure and Offering). Each participant will receive an account statement reflecting any purchase or sale of Units under the Reinvestment Plan.

  The costs of the Reinvestment Plan will be borne by the Sponsor, at no cost to the Trust. The Sponsor reserves the right to amend, modify or terminate the Reinvestment Plan at any time without prior notice.

RESIGNATION, REMOVAL AND LIMITATIONS ON LIABILITY

TRUSTEE

  The Trustee or any successor may resign upon notice to the Sponsor. The Trustee may be removed upon the direction of the Holders of 51% of the Units of a trust at any time, or by the Sponsor without the consent of any of the Holders if the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities. Such resignation or removal shall become effective upon the acceptance of appointment by the successor. In case of such resignation or removal the Sponsor is to use its best efforts to appoint a successor promptly and if upon resignation of the Trustee no successor has accepted appointment within thirty days after notification, the Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Trustee shall be under no liability for any action taken in good faith in reliance on prima facie properly executed documents or for the disposition of monies or Securities, nor shall it be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Security. This provision, however, shall not protect the Trustee in cases of wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. In the event of the failure of the Sponsor to act, the Trustee may act under the Indenture and shall not be liable for any of these actions taken in good faith. The Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

SPONSOR

  The Sponsor may resign at any time if a successor Sponsor is appointed by the Trustee in accordance with the Indenture. Any new Sponsor must have a minimum net worth of $2,000,000 and must serve at rates of compensation deemed by the Trustee to be reasonable and as may not exceed amounts prescribed by the SEC. If the Sponsor fails to perform its duties or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may (1) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and as may not exceed amounts prescribed by the SEC, (2) terminate the Indentures and liquidate the Trusts or (3) continue to act as Trustee without terminating the Indenture.

  The Sponsor shall be under no liability to the Trust or to the Holders for taking any action or for refraining from taking any action in good faith or for errors in judgment and shall not be liable or responsible in any way for depreciation of any Security or Units or loss incurred in the sale of any Security or Units. This provision, however, shall not protect the Sponsor in cases of wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. The Sponsor may transfer all or substantially all of its assets to a corporation or partnership which carries on its business and duly assumes all of its obligations under the Indenture and in such event it shall be relieved of all further liability under the Indenture.

MISCELLANEOUS

TRUSTEE

  The name and address of the Trustee are shown on the back cover of this prospectus. The Trustee is subject to supervision and examination by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. In connection with the storage and handling of certain Stocks deposited in the Trust, the Trustee may use the services of The Depository Trust Company. These services may include safekeeping of the Stocks, computer book-entry transfer and institutional delivery services. The Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934. Also, in connection with the storage and handling of certain foreign Securities deposited in the Trust, the Trustee may use the services of Cedel Bank S.A. ("Cedel"). Cedel currently offers clearing and settlement, custody, cash management and financing collateral management and communications services for international securities. Cedel provides these custody services through a network of local financial institutions. Cedel is a fully licensed Luxembourg bank and is headquartered in Luxembourg.

LEGAL OPINION

  The legality of the Units has been passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022, as special counsel for the Sponsor.

AUDITORS

  The Statement of Financial Condition and the Portfolio included in this Prospectus have been audited by KPMG Peat Marwick LLP, independent auditors, as indicated in their report with respect thereto, and is so included herein in reliance upon the authority of said firm as experts in accounting and auditing.

SPONSOR

  Salomon Smith Barney Inc. ("Salomon Smith Barney"), was incorporated in Delaware in 1960 and traces its history through predecessor partnerships to 1873. On September 1, 1998, Salomon Brothers Inc. merged with and into Smith Barney Inc. ("Smith Barney") with Smith Barney surviving the merger and changing its name to Salomon Smith Barney Inc. The merger of Salomon Brothers Inc. and Smith Barney followed the merger of their parent companies in November 1997. Salomon Smith Barney, an investment banking and securities broker-dealer firm, is a member of the New York Stock Exchange, Inc. and other major securities and commodities exchanges, the National Association of Securities Dealers, Inc. and the Securities Industry Association. Salomon Smith Barney is an indirect wholly-owned subsidiary of The Travelers Inc. The Sponsor or an affiliate is investment adviser, principal underwriter or distributor of more than 60 open-end investment companies and investment manager of 12 closed-end investment companies. Salomon Smith Barney also sponsors all Series of Corporate Securities Trust, Government Securities Trust, Harris, Upham Tax-Exempt Fund and Tax Exempt Securities Trust, and acts as co-sponsor of most Series of Defined Asset Funds.

                              EQUITY FOCUS TRUSTS

                       EUROPEAN MONETARY UNION PORTFOLIO

                            A UNIT INVESTMENT TRUST

                                   PROSPECTUS

  This Prospectus does not contain all of the information with respect to the investment company set forth in its registration statements and exhibits relating thereto which have been filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the
Investment Company Act of 1940, and to which reference is hereby made.
--------------------------------------------------------------------------------
                                     INDEX

            Investment Summary                                   2
            Independent Auditors' Report                        10
            Statement of Financial Condition                    11
            Portfolio                                           12
            Description of the Trust                            14
            Risk Factors                                        17
            Taxes                                               24
            Public Sale of Units                                26
            Market for Units                                    28
            Redemption                                          29
            Expenses and Charges                                31
            Administration of the Trust                         32
            Exchange and Rollover Privileges                    37
            Reinvestment Plan                                   38
            Resignation, Removal and Limitations on Liability   38
            Miscellaneous                                       39

--------------------------------------------------------------------------------

SPONSOR:                     TRUSTEE:                   INDEPENDENT ACCOUNTANTS:
Salomon Smith Barney Inc.    The Chase Manhattan Bank   KPMG Peat Marwick LLP
388 Greenwich Street         4 New York Plaza           345 Park Avenue
23rd Floor                   New York, New York 10004   New York, New York 10154
New York, New York 10013     (800) 354-6565
(212) 816-4000

--------------------------------------------------------------------------------


                                SalomonSmithBarney
                                ------------------
                  A Member of TravelersGroup[LOGO]

--------------------------------------------------------------------------------

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS WITH RESPECT TO THE TRUST, NOT CONTAINED IN THIS PROSPECTUS; AND ANY
INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL,
OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY STATE TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH STATE.
--------------------------------------------------------------------------------
SALOMON SMITH BARNEY IS THE SERVICE MARK USED BY SALOMON SMITH BARNEY INC.
                                                                          UT6501